Credit risk	12 Months Ended
Dec. 31, 2018
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Credit risk

Credit risk

 Santander UK group level

We start by discussing credit risk at a Santander UK group level. We set out how our exposures arise, our types of customer and how we manage them, and our approach to credit risk across the credit risk lifecycle. We also discuss our ECL methodology and the key inputs to our ECL model. We then analyse our key metrics, as well as credit performance and forbearance.

Business segments

Then we cover Retail Banking separately from our other business segments – Corporate & Commercial Banking, Corporate & Investment Banking and Corporate Centre – in more detail.

Credit risk – Santander UK group level

SANTANDER UK GROUP LEVEL – CREDIT RISK MANAGEMENT

Exposures

Exposures to credit risk arise in our business segments from:

Retail Banking	Corporate & Commercial Banking	Corporate & Investment Banking	Corporate Centre
• Residential mortgages, business banking, consumer (auto) finance and other unsecured lending (credit cards, personal loans and overdrafts).	• Loans, bank accounts, treasury services, invoice discounting, cash transmission, trade finance and asset finance.	• Loans, treasury products, and treasury markets activities.	• Asset and liability management of our balance sheet, as well as our non-core and Legacy Portfolios being run down.

• We provide these to individuals and small businesses.	• We provide these to SMEs and mid corporates, Commercial Real Estate and Social Housing associations.	• We provide these to large corporates, as well as sovereigns and other international organisations.	• Exposures include sovereign and other international organisation assets that we hold for liquidity.

The segmental basis of presentation in this Annual Report has been changed, and the prior periods restated, to report our Jersey and Isle of Man branches in Corporate Centre rather than in Retail Banking as in previous years, as a result of their transfer from Santander UK plc to ANTS in 2018. See Note 2 for more information.

Our types of customers and how we manage them

We manage credit risk across all our business segments in line with the credit risk lifecycle that we show in the next section. We tailor the way we manage risk across the lifecycle to the type of customer. We classify our customers as standardised or non-standardised:

Standardised	Non-standardised
• Mainly individuals and small businesses. Their transactions are for relatively small amounts of money, and share similar credit characteristics.	• Mainly medium and large corporate customers. Their transactions are for larger values, and have more diverse credit characteristics.

• In Retail Banking, Corporate & Commercial Banking (for some small, non-complex corporate clients) and Corporate Centre (for our non-core portfolios).	• In Retail Banking (for some business banking transactions), Corporate & Commercial Banking, Corporate & Investment Banking and Corporate Centre.

• We manage risk using automated decision-making tools. These are backed by teams of analysts who specialise in this type of risk.	• We manage risk through expert analysis. We support this with decision-making tools based on internal risk assessment models.

The adoption of IFRS 9
LOGO

On 1 January 2018, IFRS 9 replaced IAS 39, and introduced new rules on how to classify and measure financial assets, as well as new concepts, principles and measures for credit impairment charges. Throughout 2018, we enhanced and refined our accounting processes and procedures, internal controls and governance framework to embed the new requirements of IFRS 9 into our business. IFRS 9 was a significant challenge to our Risk and Finance divisions as they had to analyse large volumes of data from various systems, as well as enhance their skills and expertise.

As IFRS 9 affects the timing of when we recognise credit impairment charges, but not the amount of credit write-offs, its adoption did not materially change our credit risk policies. Our Retail collections and recoveries procedures were unchanged, and we reviewed our risk-adjusted hurdle rates for Corporate lending, but this didn’t lead to a significant change in our credit policy. Our credit risk appetite in terms of target markets, market share and the credit quality of customers we want to lend to, were also not directly impacted.

The main impacts were on how we monitor credit risk. As part of this, we began to monitor IFRS 9 metrics. These mainly centre on ECL and classification of exposures as Stages 1, 2 and 3. We expect to develop our metrics further in 2019 as how we embed IFRS 9 in our business continues to evolve. We also continued to monitor NPLs in 2018. Our disclosures reflect recommendations made by the DECL Taskforce where it is practical to do so, and we expect to enhance them further in future.

Our approach to credit risk

LOGO

We manage our portfolios across the credit risk lifecycle (above), from drawing up our risk strategy, plans, budgets and limits to making sure the actual risk profile of our exposures stays in line with our plans and within our Risk Appetite. We further tailor the way we manage risk across the lifecycle to the type of product. We say more on this in the Credit risk – Retail Banking and the Credit risk – other business segments sections.

1. Risk strategy and planning

All relevant areas of the business work together to create our business plans. We aim to balance our strategy, business goals, and financial and technical resources with our attitude to risk (our Risk Appetite). To do this, we focus particularly on economic and market conditions and forecasts, regulations, conduct considerations, profitability, returns and market share. The result is an agreed set of targets and limits that help us direct our business.

2. Assessment and origination

Managing credit risk begins with lending responsibly. That means only lending to customers who can afford to pay us back, even if things get tighter for them, and are committed to paying us back. We undertake a thorough risk assessment to make sure customers can meet their obligations before we approve a credit application. We make these decisions with authority from the Board and we consider:

•	The credit quality of the customer

•	The underlying risk – and anything that mitigates it, such as netting or collateral

•	Our risk policy, limits and appetite

•	Whether we can balance the amount of risk we face with the returns we expect.

We also use stress testing, for example to estimate how a customer might be able to cope if interest rates increase.

3. Monitoring

We measure and monitor changes in our credit risk profile on a regular and systematic basis against budgets, limits and benchmarks. We monitor credit performance by portfolio, segment, customer or transaction. If our portfolios do not perform as we expect, we investigate to understand the reasons. Then we take action to mitigate it as far as possible and bring performance back on track. We monitor and review our risk profile through a formal structure of governance and forums/committees across our business segments. These agree and track any steps we need to take to manage our portfolios, to make sure the impact is prompt and effective. This structure is a vital feedback tool to coordinate issues, trends and developments across each part of the credit risk lifecycle.

Credit concentrations

A core part of our monitoring and management is credit concentrations, such as the proportion of our lending that goes to specific borrowers, groups or industries. We set concentration limits in line with our Risk Appetite and review them on a regular basis. We track how concentrated our portfolios are using a range of criteria. These include geographies, economic sectors, products and groups of customers.

Geographical concentrations

We set exposure limits to countries and geographies, with reference to the country limits set by Banco Santander. These are determined according to how the country is classified (whether it is a developed OECD country or not), its credit rating, its gross domestic product, and the products and services Banco Santander wants to offer in that country. For more geographical information, see ‘Country risk exposures’.

Industry concentrations

We also set exposure limits by industry sector. These limits are set based on the industry outlook, our strategic aims and desired level of concentration, and relevant limits set by Banco Santander. We analyse committed exposures in the ‘Credit risk review’.

4. Arrears management

Sometimes our customers face financial difficulty and they may fall into payment arrears or breach conditions of their credit facility. If this happens, we work with them to get their account back on track. We aim to support our customers and keep our relationship with them. To do this, we:

•	Find affordable and sustainable ways of repaying to fit their circumstances

•	Monitor their finances and use models to predict how they will cope financially. This helps us put in place the right strategy to manage their debt

•	Work with them to get their account back to normal as soon as possible in a way that works for them and us

•	Monitor agreements we make to manage their debt so we know they are working.

For more, see the Forbearance section on the next page.

5. Debt recovery

Sometimes, even when we have taken all reasonable and responsible steps we can to manage arrears, they prove ineffective. If this happens, we have to end our relationship with the customer and try to recover the whole debt, or as much of it as we can.

Loan modifications

We sometimes change the terms of a loan when a customer gets into financial difficulty (this is known as forbearance), or for other commercial reasons.

Forbearance

When a customer gets into financial difficulties, we can change the terms of their loan, either temporarily or permanently. We do this to help customers through temporary periods of financial difficulty so they can get back on to sustainable terms and fully pay off the loan over its lifetime, with support if needed. We try to do this before the customer defaults. Whatever we offer, we assess it to make sure the customer can afford the repayments. Forbearance improves our customer relationships and our credit risk profile. We review our approach regularly to make sure it is still effective. In a few cases, we can help a customer in this way more than once. This can happen if the plan to repay their debt doesn’t work and we have to draw up another one. When this happens more than once in a year, or more than three times in five years, we call it multiple forbearance. We only use foreclosure or repossession as a last resort.

When we agree to forbearance, we consider that the account has suffered a Significant Increase in Credit Risk (SICR), as we explain later on. We review our loss allowance for it and report the account separately as forborne. For retail accounts, if an account is in Stage 1 when we agree forbearance, we transfer it to Stage 2. For all accounts, if an account is already in Stage 2 when we agree forbearance, we keep it in Stage 2 unless the forbearance arrangement involves the forgiveness of fees and interest which would put the case into Stage 3. If an account is already in Stage 3 when we agree forbearance, we keep it in Stage 3. We monitor the performance of all forborne loans. A loan moves from a lifetime ECL (Stages 2 or 3) to a 12-month ECL (Stage 1) once the criteria to exit forbearance have been met, as set out below.

Exit from forbearance or cure

For a loan to exit forbearance, all the following conditions must be met:

•	The loan has been forborne for at least two years or, if forbearance was temporary, must have returned to performing under normal terms for at least two years

•	The loan has been performing under the forborne terms for at least two years

•	The account is no longer in arrears, and the customer has no other debts with us which are more than 30 days in arrears.

Other modifications

When a customer is not showing any signs of financial difficulties, we can also change the terms of their loan. We do this to keep a good relationship with them.

Risk measurement and control

We measure and control credit risk at all stages across the lifecycle. We have a range of tools, processes and approaches, but we rely mainly on:

•

Credit control: as a core part of risk management we generate, extract and store accurate, comprehensive and timely data to monitor credit limits. We do this using internal data and data from third parties like credit bureaux

•	Models: we use models widely to measure credit risk and capital needs. They range from statistical and expert models to benchmarks

•	Review: we use formal and informal forums to approve, validate, review and challenge our risk management. We do this to help us predict if our credit risk will worsen.

Key metrics

We use a number of key metrics to measure and control credit risk, as follows:

Metric	Description
ECL	ECL tells us what credit risk is likely to cost us either over the next 12 months on qualifying exposures, or defaults over the lifetime of the exposure where there is evidence of a SICR since origination. We explain how we calculate ECL below.
Stages 1, 2 and 3

We assess each facility’s credit risk profile to determine which stage to allocate them to, and we monitor where there is a SICR and transfers between the Stages including monitoring of coverage ratios for each stage. We explain how we allocate a facility to Stage 1, 2 or 3 below.

Expected Loss (EL)

EL is based on the regulatory capital rules of CRD IV and gives us another view of credit risk. It is the product of the probability of default, exposure at default and loss given default. We calculate each factor in accordance with CRD IV, and include direct and indirect costs. We base them on our risk models and our assessment of each customer’s credit quality. There are differences between regulatory EL and IFRS 9 ECL, which we set out below. For the rest of our Risk review, impairments, losses and loss allowances refer to calculations in accordance with IFRS, unless we specifically say they relate to CRD IV. For our IFRS accounting policy on impairment, see Note 1 to the Consolidated Financial Statements.

Non-Performing Loans (NPLs)

We use NPLs to monitor how our portfolios behave. We classify loans as NPLs when customers do not make a payment for three months or more, or if we have data to make us doubt they can keep up with their payments. There are differences between NPL and Stage 3, which we set out in the ‘Definition of default used for NPL’ section below. Although we adopted IFRS 9 from 1 January 2018, we continued to monitor NPLs as a key metric in 2018.

We also assess risks from other perspectives, such as geography, business area, product and process. We do this to identify areas we need to focus on. We also use stress testing to establish vulnerabilities to economic deterioration. Our business segments tailor their approach to credit risk to their own customers, as we explain later on.

Key differences between regulatory EL and IFRS 9 ECL models (unaudited)

There are differences between the regulatory EL and the IFRS 9 ECL approaches. Although our IFRS 9 models leverage the existing Basel advanced IRB risk components, we need to make several significant adjustments to ensure the outcome is in line with the IFRS 9 requirements, as follows.

	Basel advanced IRB EL	IFRS 9 ECL

Rating philosophy	Mix of point-in-time, through-the-cycle or hybrid	Point-in-time, forward-looking. Considers a range of economic scenarios

Parameters calibration	Contains regulatory floors and downturn calibration	Unbiased estimate, based on conditions known at the balance sheet date

Probability of Default (PD)	Probability of default in the next 12 months	Includes forward-looking economic information and removes conservatism and bias. Adjusted to convert from 12 months to lifetime for Stages 2 and 3

Loss Given Default (LGD)	Lifetime LGD for defaults in the next 12 months	Removal of regulatory floors and exclusion of indirect costs

Exposure at Default (EAD)	Exposure at the point of default if the customer defaults in the next 12 months	Floored at amount owed, except on some revolving facilities. Recognises ability for the exposure to reduce from the balance sheet date to default date

SICR	Does not include SICR concept	Includes SICR concept

Discounting applied	At the weighted average cost of capital to the default date	At the effective interest rate (EIR) to the balance sheet date

Recognising ECL

The ECL approach estimates the credit losses arising from defaults in the next 12 months on qualifying exposures, or defaults over the lifetime of the exposure where there is evidence of a SICR risk since the origination date. The ECL approach estimate takes into account forward-looking data, including a range of possible outcomes, which should be unbiased and probability-weighted in order to reflect the likelihood of a loss being incurred even when it is considered unlikely.

Multiple economic scenarios and probability weights

For all our portfolios, except CIB, we use five forward-looking economic scenarios. They consist of a central base case, two upside scenarios and two downside scenarios. We use five scenarios to reflect a wide range of possible outcomes in the performance of the UK economy. For example, the Downside 2 scenario reflects the possibility of a recession occurring. We believe that our five scenarios, in particular Downside 1 and Downside 2, reflect the range of outcomes that Brexit may take, including a deal with a transition period or a no-deal Brexit. Our scenarios are also in line with a number of scenarios that have been produced by, for example, the Bank of England and its disruptive scenario, and other economic forecasters no deal scenarios. As such our scenarios and weights reflect the range of possible outcomes that the UK may face in 2019.

Base case

•  Our base case assumes that the UK will negotiate an orderly exit with the EU that avoids a so-called ‘cliff-edge’ event when the UK leaves the EU and that there will be a relatively smooth transition period.

• GDP forecast for 2018 was lowered in August to reflect disappointing Q1 results, which results in slower growth in the following years until reverting to the long run annual growth of 1.6% in 2024.

•  Unemployment continues its current trend over the forecast period, tightening labour markets further and pushing up average earnings growth. This growth along with the expected fall in inflation result in positive real earnings growth for 2019 onwards.

•  The UK’s net trade position is expected to fall back as sterling rallies against the dollar reducing the competitiveness of UK exports. Even though the Brexit negotiations are likely to result in some increased trade costs between the EU and UK, these are not projected to significantly impact the downwards trend in the share of UK exports going to the EU.

• For Bank Rate, the base case currently assumes one bank rate rise in 2019 and another in 2020.

•  In the medium term, the forecast projections assume that current demographic and productivity trends will continue, causing a reduction in the UK’s growth potential which is reflected in an average annual growth expectation of less than 2%.

•  In summary, the base case assumes that activity will continue to run at this relatively sluggish pace. With CPI inflation likely to slow as we move through 2019, and a positive increase in wage growth predicted, this will provide a boost to household spending power. However, the effect of this will be softened by the continued impact of the UK Government’s welfare reforms and the projected slowing of employment growth. In addition, with the household savings ratio at low levels and with credit conditions starting to tighten these two areas are unlikely to be able to compensate for any downside effects to growth.

Our methodology to derive the scenarios relies on a set of parameters embodied in GDP fan charts published by the Office for Budget Responsibility (OBR) twice a year. To avoid major changes to the scenarios due to changes in the OBR fan charts, we place more weight on the long-run trend of the fan charts rather than relying on each individual release. We use the OBR fan charts to calculate our GDP paths for each individual scenario. These fan charts reflect the probability distribution of a deviation from the OBR’s central forecast to illustrate the uncertainty regarding the outcome of a variable, in this case GDP. We use the 0.6 and 0.7 fan chart paths for the upside scenarios, and the 0.3 path for Downside 1. However, for Downside 2 we use a blend of the Downside 1 scenario and the recession of the early 1980s as this recession was less extreme than the 2008/09 recession and more in line with what we think could happen. This means that in the longer run the GDP levels in our Downside 1 and 2 scenarios converge. In order to ensure that Downside 2 is kept consistent with any changes to the OBR fan charts, we calculate the Downside 2 GDP by taking the percentage difference between Downside 2 and Downside 1 GDP in the original forecast, and applying this difference to the new Downside 1.

Once the GDP paths have been forecast, we run them through the Oxford Global Economic Model (OGEM) to derive the other macroeconomic variables, such as unemployment and house prices, and then impose the Bank Rate for each scenario. The forecasting period for GDP is 5 years and then we revert back to the average trend growth over 3 years based on the OBR’s long-run GDP forecast.

The annual growth rates over the 5 year forecast for each of our scenarios are:

Assumption	Upside 2%	Upside 1%	Base case %	Downside 1%	Downside 2%
House price index(1)	3.40	2.30	2.00	(2.00)	(9.50)
GDP(1)	2.50	2.10	1.60	0.70	0.30
Unemployment rate	2.80	3.80	4.30	6.90	8.60
Interest rate	1.00	1.25	1.50	2.50	2.25

(1)	Compound annual growth rate

To determine our initial scenario probability weightings, we give the highest weight to the base case, whilst the extreme scenarios typically attract lower weights than the more moderate ones. In addition, due to the current economic position and policy concerns evidenced by the PRA and Financial Policy Committee (FPC), and due to political concerns we have applied a higher weighting to the downside scenarios. We consider this appropriate in light of the consensus view of future performance of the UK economy, including projections for GDP growth.

The probability weights we applied to the scenarios are:

Scenario type	Probability %
Upside 2	5
Upside 1	15
Base case	40
Downside 1	30
Downside 2	10

As part of our review of the scenarios and weights that we use, we performed statistical analysis to assess whether the scenarios and weights we use capture the non-linearity of losses implied by the results. The outcome of this analysis, which modelled a number of different scenarios, demonstrated that there is a non-linear relationship between the ECLs based on the GDP growth paths for individual scenarios. In addition, the trend line modelled showed that our base case, Downside 1 and Downside 2 scenarios provide a reasonable fit for the loss distribution.

For our CIB portfolio, our approach was developed centrally by Banco Santander to ensure consistent treatment of these large and/or international counterparties across the organisation. For CIB, we use three scenarios (base, upside and downside). Similar to the UK scenarios, the base case uses the base scenario that has been developed and is used in other work that Banco Santander undertakes for planning and stress testing purposes. To develop the downside scenario, the path of GDP for each country is calculated using the distribution probability of GDP estimated using a Monte Carlo simulation. The path used is the one that falls into a percentile that sits half way between the baseline and global stress we use for our ICAAP. For the upside, the distribution probability of GDP is again used, for each country the GDP path is consistent with the symmetric percentile selected on the downside. This means that the scenarios maintain the asymmetry that comes with the probabilities of distribution.

The average annual growth rates over a 4 year forecast for each of the scenarios for our CIB portfolio are:

Assumption	Upside %	Base case %	Downside %
GDP	4.2	3.6	2.7

The probability weights we applied to the scenarios for our CIB portfolio are:

Scenario type	Probability %
Upside	20
Base case	60
Downside	20

We update the baseline in our economic scenarios at least twice a year in line with our annual budgeting and three year planning processes, or sooner if there is a material change in current or expected economic conditions. We refresh all our economic scenarios each quarter to reflect the latest available data and OBR fan charts, which are then reviewed and approved by ALCO. Probability weights are reassessed by ALCO at least quarterly. We aim to avoid embedding new economic scenarios into our models on a quarter-end month. Instead, we aim to run the model with the new scenarios for two months before the quarter-end to ensure that we can fully validate the output.

Significant Increase in Credit Risk (SICR)

Loans which have suffered a SICR since origination are subject to a lifetime ECL assessment which extends to a maximum of the contractual maturity of the loan, or behavioural term for revolving facilities. Loans which have not experienced a SICR are subject to 12 month ECL. We assess each facility’s credit risk profile to determine which of three stages to allocate them to:

•

Stage 1: when there has been no SICR since initial recognition. We apply a loss allowance equal to a 12 month ECL i.e. the proportion of lifetime expected losses that relate to that default event expected in the next 12 months

•

Stage 2: when there has been a SICR since initial recognition, but no credit impairment has materialised. We apply a loss allowance equal to the lifetime ECL i.e. lifetime expected loss resulting from all possible defaults throughout the residual life of a facility

•

Stage 3: when the exposure is considered credit impaired. We apply a loss allowance equal to the lifetime ECL. Objective evidence of credit impairment is required. The definition of default (credit impaired) we use to identify an exposure as Stage 3 or NPL are different, although the differences are not material. For more, see the section ‘Definition of default (Credit impaired)’ that follows. These criteria are under review in parallel with the ongoing regulatory changes to the default definition.

We use a range of quantitative, qualitative and backstop criteria to identify exposures that have experienced a SICR. The Credit Risk Provisions Forum (CRPF) reviews and approves our SICR thresholds periodically. The Board Audit Committee reviews and approves them each year, or more often if we change them.

Quantitative criteria

We use quantitative criteria to identify where an exposure has increased in credit risk. The quantitative criteria we apply are based on whether any increase in the lifetime PD since the recognition date exceeds a set threshold both in relative and absolute terms. We base the value anticipated from the initial recognition on a similar set of assumptions and data to the ones we used at the reporting date, adjusted to reflect the account surviving to that date. The comparison uses either an annualised lifetime PD, where the lifetime PD is divided by the forecast period, or the absolute change in lifetime PD since initial recognition. For each portfolio, the quantitative criteria are:

Retail Banking(1)
	Consumer (auto) finance(2)	Other unsecured			Corporate &	Corporate & Investment Banking
Mortgages		Personal loans(2)	Credit cards	Overdrafts	Commercial Banking(2)
30bps	300bps	400bps	340bps	260bps	400bps	Internal rating method

(1)	In Business banking, for larger customers we apply the same criteria that we use for Corporate & Commercial Banking.
(2)

Consumer (auto) finance, Personal loans and Corporate & Commercial Banking use the comparison of lifetime PDs to determine Stage allocation, unlike other products which first turn the lifetime PD into an average yearly PD (annualised) and then do the comparison.

We also apply a relative threshold of 100% (doubling the PD) across all portfolios except CIB.

Qualitative criteria

We also use qualitative criteria to identify where an exposure has increased in credit risk, independent of any changes in PD. For each portfolio, the qualitative criteria are:

Retail Banking(1)
	Consumer (auto) finance	Other unsecured			Corporate &	Corporate & Investment Banking
Mortgages		Personal loans	Credit cards	Overdrafts	Commercial Banking
In forbearance	In forbearance	In Collections	In forbearance	Fees suspended	In forbearance
Default in last 24m	Deceased or Insolvent	Default in last 12m	Default in last 12m	Default in last 12m	Watchlist – proactive management	Watchlist – proactive management
>30 Days past due (DPD) in last 12m	Court ‘Return of goods’ order or Police watchlist	NPL in last 12m	In Collections	Debit dormant >35 days	NPL in last 12m
Bankrupt	Agreement terminated				Default at proxy origination
£100+ arrears	Payment holiday	£50+ arrears	£100+ arrears	Any excess in month
	Cash Collection		Behaviour score <565

(1)	In Business banking, for larger customers we apply the same criteria that we use for Corporate & Commercial Banking.

Backstop criteria

As a backstop, we classify all exposures more than 30 or 90 DPD in at least Stage 2 or in Stage 3, respectively. This means that we do not rebut the backstop presumptions in IFRS 9 (i.e. credit risk has significantly increased if contractual payments are more than 30 days past due) relating to either a SICR or default.

Improvement in credit risk or cure

In some cases, instruments with a lifetime ECL (in Stage 2 or 3) may be transferred back to 12 month ECL (Stage 1). Financial assets in Stage 3 can only be transferred to Stage 2 or Stage 1 when they are no longer considered to be credit impaired, as defined in the next section. Financial assets in Stage 2 can only be transferred to Stage 1 when they are no longer considered to have experienced a SICR. Where we identified a SICR using quantitative criteria, the instruments automatically transfer back to Stage 1 when the original PD-based transfer criteria are no longer met. Where we identified a SICR using qualitative criteria, the issues that led to the transfer must be cured before the instruments can be reclassified to Stage 1. For a loan in forbearance to cure, it must meet the exit conditions set out in the earlier section ‘Forbearance’.

Definition of default (Credit impaired)

We define a financial instrument as in default (i.e. credit impaired) for purposes of calculating ECL if it is more than three months past due, or if we have data to make us doubt they can keep up with their payments i.e. they are unlikely to pay. The data we have on customers varies across our business segments. It typically includes where:

Retail Banking
• They have been reported bankrupt or insolvent
• Their loan term has ended, but they still owe us money more than three months later
• They have had forbearance while in default, but have not caught up with the payments they had missed before that, or they have had multiple forbearance
• We have suspended their fees and interest because they are in financial difficulties
• We have repossessed the property.

Other business segments: Corporate & Commercial Banking, Corporate & Investment Banking and Corporate Centre
• They have had a winding up notice issued, or something happens that is likely to trigger insolvency – such as, another lender calls in a loan
• Something happens that makes them less likely to be able to pay us – such as they lose an important client or contract
• They have regularly missed or delayed payments, even though they have not gone over the three-month limit for default
• Their loan is unlikely to be refinanced or repaid in full on maturity
• Their loan has an excessive LTV that is unlikely to be resolved, such as by a change in planning policy, pay-downs, or increases in market values.

Where we use the advanced internal ratings-based basis for a portfolio in our capital calculations, we use the same default definitions for ECL purposes. We review and approve the definition of default each quarter. The Board Audit Committee reviews and approves the definition each year, or more often if we change it.

Definition of default used for NPL

The definition of default we use to identify NPLs is not significantly different to the definition of default we use to identify Stage 3 exposures. The only difference relates to mortgages. For NPL, we classify a mortgage customer as bankrupt for at least two years after first being declared bankrupt before we reassess their position. For Stage 3, the equivalent period is at least seven years before we reassess their position.

Measuring ECL

For accounts not in default at the reporting date, we estimate a monthly ECL for each exposure and for each month over the forecast period. The lifetime ECL is the sum of the monthly ECLs over the forecast period, while the 12-month ECL is limited to the first 12 months. We calculate each monthly ECL as the discounted value for the relevant forecast month of the product of the following factors:

Factor	Description
Survival rate (SR)	The probability that the exposure has not closed or defaulted since the reporting date.

PD	The likelihood of a borrower defaulting in the following month, assuming it has not closed or defaulted since the reporting date. For each month in the forecast period, we estimate the monthly PD from a range of factors. These include the current risk grade for the exposure, which becomes less relevant further into the forecast period, as well as the expected evolution of the account risk with maturity and factors for changing economics. We support this with historical data analysis.

EAD	The amount we expect to be owed if a default event was to occur. We determine EAD for each month of the forecast period by the expected payment profile, which varies by product type. For amortising products, we base it on the borrower’s contractual repayments over the forecast period. We adjust this for any expected overpayments on Stage 1 accounts that the borrower may make and for any arrears we expect if the account was to default. For revolving products, or amortising products with an off-balance sheet element, we determine EAD using the balance at default and the contractual exposure limit. We vary these assumptions by product type and base them on analysis of recent default data.

LGD	Our expected loss if a default event were to occur. We express it as a percentage and calculate it as the expected loss divided by EAD for each month of the forecast period. We base LGD on factors that impact the likelihood and value of any subsequent write-offs, which vary according to whether the product is secured or unsecured. If the product is secured, we take into account collateral values as well as the historical discounts to market/book values due to forced sales type.

We use the original effective interest rate as the discount rate. For accounts in default, we use the EAD as the reporting date balance. We also calculate an LGD to reflect the default status of the account, considering the current DPD and loan to value. PD and SR are not required for accounts in default.

Forecast period

We base the forecast period for amortising facilities on the remaining contractual term. For revolving facilities, we use an analytical approach based on the behavioural, rather than contractual, characteristics of the facility type. In some cases, we shorten the period to simplify the calculation. If we do this, we apply a post model adjustment to reflect our view of the full lifetime ECL.

Forward-looking information

Our assessments of a SICR and the calculation of ECL both incorporate forward-looking information. We perform historical analysis and identify the key economic variables that impact credit risk and ECL for each portfolio. These can include GDP, house prices and unemployment. Where applicable, we incorporate these economic variables and their associated impacts into our models.

Grouping of instruments for losses measured on a collective basis

We measure ECL at the individual financial instrument level. However, we typically group instruments and assess them for impairment collectively where they share risk characteristics (as described in Retail Banking – credit risk management) using one or more statistical models. Where we have used internal capital or similar models as the basis for our IFRS 9 models, this typically results in a large number of relatively small homogenous groups which are determined by the permutations of the underlying characteristics in the statistical models. We calculate separate collective provisions for instruments in Stages 1, 2 and 3 where the instrument is not individually assessed.

Management judgement applied in calculating ECL

IFRS 9 recognises that expert management judgement is an essential part of calculating ECL. Specifically, where the historical information that we use in our models does not reflect current or future expected conditions or the data we have does not cover a sufficient period or is not robust enough. We consider the significant management judgements in calculating ECL to be:

•

Definition of default: We define a financial instrument as in default (i.e. credit impaired) for purposes of calculating ECL if it is more than three months past due, or if we have data to make us doubt they can keep up with their payments. The data we have on customers varies across our business segments.

•

Forward-looking multiple economic scenarios: We use five scenarios, consisting of a central base case, two upside scenarios and two downside scenarios except for our CIB portfolio, where we use three scenarios – a central and a single upside and downside scenario. This symmetry meets the ‘unbiased’ requirement and we consider these scenarios sufficient to account for any non-linear relationships.

•

Probability weights: In determining the initial scenario probability weightings, we assign the highest probability to the base case, whilst the extreme cases typically attract lower probabilities than the more moderate ones.

•

SICR thresholds: We use a combination of quantitative (both absolute and relative), qualitative and backstop criteria to identify exposures that we consider have shown a SICR since initial recognition.

•

Post Model Adjustments: These relate to adjustments which we need to account for identified model limitations – such as those that have arisen due to challenges in obtaining historical data. We expect these to gradually become redundant as we build up more comparative data over future reporting periods. We also apply temporary adjustments for immaterial portfolio exposures still needing ECL models to be built.

Post Model Adjustments (PMAs)

The most significant PMAs that we apply are:

•

Interest-only maturity default risk: When an interest-only mortgage reaches contractual maturity and the capital payment becomes due, there is a risk that the customer won’t be able to repay the full capital balance. Our model estimates the likelihood of a customer missing a monthly payment, rather than the capital repayment. We hold an incremental provision to address the risk of default on capital repayments on maturity. We use historical evidence of loss experience to estimate the adjustment. At 31 December 2018, this increased ECL by £69m (1 January 2018: £74m).

•

Buy-to-Let: Historical data shows that the risk of default on a buy-to-let mortgage is higher than on a residential mortgage particularly in a downturn. However, our IFRS 9 models have been calibrated over a period of favourable and relatively benign economic conditions during which our buy-to-let mortgage portfolio has continued to grow with limited loss events. To avoid underestimating ECL in an economic downturn, we adjust the loss allowance for our BTL accounts to increase the ECL. We use market data from the last economic crisis to estimate the adjustment. At 31 December 2018, this increased ECL by £20m (1 January 2018: £15m).

•

Long-term indeterminate arrears: To mitigate the risk of model underestimation, accounts in arrears which have neither repaid (cured) or been written-off after a period of 2 years for unsecured or 5 years for secured portfolios, are fully provided for. For our secured portfolios, we use expected security valuations at the point of repossession to estimate the adjustment. At 31 December 2018, we only needed to make an adjustment for mortgages, and this increased ECL by £23m (1 January 2018: £25m).

The CRPF and the Board Audit Committee review and approve changes in all key management judgements at least each quarter. The creation of new PMAs is a joint responsibility between the Risk Provisions & Forecasting team, as model owners who may identify issues with the historical data, and the Financial Accounting & Control Division, who may identify changes in portfolio or credit quality performance.

We use a range of methods to identify whether we need a PMA. These include regular review of model monitoring tools, end-user computing controls monitoring, period-to-period movement and trend analysis, comparison against forecasts, and input from expert teams who monitor and manage key portfolio risks. We only recognise a PMA if the ECL is over £1m. We keep PMAs in place until we no longer need them. This will typically be when they are built into our core credit model or the conditions that impacted the historical data no longer exist.

The Risk Provisions & Forecasting team calculates PMAs to ensure they are incremental to the core credit model and to ensure the calculation is performed in a consistent and controlled manner. We apply standard end-user computing controls to material and long-standing PMAs i.e. those expected to be in place for more than six months. Our Independent Validations Team may also review material PMAs at their discretion. The CRPF approves all new PMAs. It delegates authority to approve temporary PMAs not expected to last beyond a quarter-end to the Director of Financial Accounting & Control. The Financial Accounting & Control Division reviews all new PMAs to ensure they comply with IFRS 9. We record all PMAs on a central log maintained by the Financial Accounting & Control Division which documents the justification, IFRS 9 compliance assessment, expected life, recalibration frequency, calculation methodology and value of each PMA. The CRPF reviews and approves the log each quarter.

Governance around ECL impairment allowances

Our Risk Methodology team developed our ECL impairment models (except for the OGEM), and all material models are independently reviewed by our Independent Validations Team. As model owners, our Risk Provisioning & Forecasting team run the models to calculate our ECL impairment allowances each month. The models are sensitive to changes in credit conditions, and reflect various management judgements that give rise to measurement uncertainty in our reportable ECL as set out above. The following committees and forums review the provision drivers and ensure that the management judgements we apply remain appropriate:

•	Model Risk Control Forum reviews and approves new models and required model changes.

•	ALCO reviews and approves the economic scenarios and probability weights we use to calculate forward-looking scenarios.

•	CRPF reviews management judgements and approves ECL impairment allowances.

•	Board Audit Committee reviews and challenges the appropriateness of the estimates and judgements made by management.

For more on the governance around specific elements of the ECL impairment allowances, including the frequency of, and thresholds for, reviews, including by these committees and forums, see the detailed sections above.

How we assess the performance of our ECL estimation process

We assess the reasonableness of our ECL provisions and the results of our Staging analysis using a range of methods. These include:

•	Benchmarking: we compare our coverage levels with our peers.

•	Stand-back testing: we monitor the level of our coverage against actual write-offs.

•	Back-testing: we compare key drivers periodically as part of model monitoring practices.

•	Monitoring trends: we track ECL and Staged assets over time and against our internal budgets and forecasts, with triggers set accordingly.

SANTANDER UK GROUP LEVEL – CREDIT RISK REVIEW

The introduction of IFRS 9

As set out in Note 44 ‘Transition to IFRS 9’ in the Consolidated Financial Statements, IFRS 9 replaced IAS 39 on 1 January 2018. IFRS 9 introduced a new impairment methodology and rules around classification and measurement of financial assets. As a result of the change from IAS 39 to IFRS 9, some 2018 disclosures in this section are not comparable with prior periods because the methodologies for calculating incurred losses under IAS 39 and ECLs under IFRS 9 are fundamentally different. This means that some IFRS 9 disclosures do not have prior period comparatives and some IAS 39 disclosures are no longer relevant from 1 January 2018. We have included comparative tables at 1 January 2018 reflecting the adoption of IFRS 9, where available and appropriate.

Our maximum and net exposure to credit risk

The tables below show the main differences between our maximum and net exposure to credit risk. They show the effects of collateral, netting, and risk transfer to mitigate our exposure. The tables only show the financial assets that credit risk affects and to which the impairment requirements in IFRS 9 (2017: IAS 39) are applied.

For balance sheet assets, the maximum exposure to credit risk is the carrying value after impairment loss allowances. Off-balance sheet exposures are mortgage offers, guarantees, formal standby facilities, credit lines and other commitments. For off-balance sheet guarantees, the maximum exposure is the maximum amount that we would have to pay if the guarantees were called on. For formal standby facilities, credit lines and other commitments that are irrevocable over the life of the facility, the maximum exposure is the total amount of the commitment.

	Maximum exposure
	Balance sheet asset			Off-balance sheet			Collateral(1)
2018	Gross amounts £bn	Loss allowance(2) £bn	Net amounts £bn	Gross amounts £bn	Loss allowance(2) £bn	Net amounts £bn	Cash £bn	Non-cash £bn	Netting(3) £bn	Net exposure £bn
Cash and balances at central banks	19.7	—	19.7	—	—	—	—	—	—	19.7

Financial assets at amortised cost:
– Loans and advances to customers:(4)
– Loans secured on residential properties(5)	157.9	(0.2)	157.7	11.2	—	11.2	—	(163.8)	—	5.1
– Corporate loans	27.8	(0.2)	27.6	17.0	—	17.0	—	(20.2)	—	24.4
– Finance leases	6.8	(0.1)	6.7	0.2	—	0.2	(0.1)	(6.1)	—	0.7
– Other unsecured loans	7.6	(0.2)	7.4	11.6	(0.1)	11.5	—	—	—	18.9
– Amounts due from fellow Banco Santander group subsidiaries and joint ventures	2.0	—	2.0	—	—	—	—	(0.6)	—	1.4

– Total loans and advances to customers	202.1	(0.7)	201.4	40.0	(0.1)	39.9	(0.1)	(190.7)	—	50.5

– Loans and advances to banks	2.8	—	2.8	1.6	—	1.6	—	—	—	4.4

– Reverse repurchase agreements – non trading(6)	21.1	—	21.1	—	—	—	—	(18.4)	(2.7)	—

– Other financial assets at amortised cost	7.2	—	7.2	—	—	—	—	—	—	7.2

Total financial assets at amortised cost:	233.2	(0.7)	232.5	41.6	(0.1)	41.5	(0.1)	(209.1)	(2.7)	62.1

Financial assets at FVOCI
– Loans and advances to customers	0.1	—	0.1	0.1	—	0.1	—	—	—	0.2
– Debt securities	13.2	—	13.2	—	—	—	—	—	—	13.2

Total financial assets at FVOCI	13.3	—	13.3	0.1	—	0.1	—	—	—	13.4

Total	266.2	(0.7)	265.5	41.7	(0.1)	41.6	(0.1)	(209.1)	(2.7)	95.2

2017
Cash and balances at central banks	32.8	—	32.8	—			—	—	—	32.8

Loans and advances to customers:(4) (6)
– Advances secured on residential property(5)	155.4	(0.2)	155.2	12.4			—	(167.4)	—	0.2
– Corporate loans	30.9	(0.5)	30.4	17.1			—	(21.8)	—	25.7
– Finance leases	6.7	—	6.7	0.6			(0.1)	(5.8)	—	1.4
– Other unsecured loans	6.2	(0.2)	6.0	11.1			—	(0.1)	—	17.0
– Amounts due from fellow Banco Santander group subsidiaries and joint ventures	1.2	—	1.2	—			—	—	—	1.2

Total loans and advances to customers(6)	200.4	(0.9)	199.5	41.2			(0.1)	(195.1)	—	45.5

Loans and advances to banks(6)	3.5	—	3.5	1.6			—	—	—	5.1

Reverse repurchase agreements – non trading(6)	2.6	—	2.6	—			—	(2.5)	—	0.1

Financial investments:
– Loans and receivables securities(4)	2.2	—	2.2	0.7			—	—	—	2.9
– Available–for–sale debt securities	8.8	—	8.8	—			—	—	—	8.8
– Held–to–maturity debt securities	6.5	—	6.5	—			—	—	—	6.5

Total financial investments	17.5	—	17.5	0.7			—	—	—	18.2

Total	256.8	(0.9)	255.9	43.5			(0.1)	(197.6)	—	101.7

(1)

The forms of collateral we take to reduce credit risk include: residential and commercial property; other physical assets, including motor vehicles; liquid securities, including those transferred under reverse repurchase agreements; cash, including cash used as collateral for derivative transactions; and receivables. Charges on residential property are most of the collateral we take.

(2)

Loss allowances for 2017 were on an incurred loss basis per IAS 39, whilst for 2018 they are on an ECL basis per IFRS 9. The loss allowance for off–balance sheet assets is classified in the balance sheet in provisions – other liabilities.

(3)

We can reduce credit risk exposures by applying netting. We do this mainly for derivative and repurchase transactions with financial institutions. For derivatives, we use standard master netting agreements. They allow us to set off our credit risk exposure to a counterparty from a derivative against our obligations to the counterparty in the event of default. This gives us a lower net credit exposure. They may also reduce settlement exposure. For more on this, see ‘Credit risk mitigation’ in the ‘Other business segments – credit risk management’ section.

(4)	Balances include interest we have charged to the customer’s account and accrued interest that we have not charged to the account yet.
(5)

The collateral value we have shown against advances secured on residential property is limited to the balance of each associated individual loan. It does not include the impact of over–collateralisation (where the collateral has a higher value than the loan balance) and includes collateral we would receive on draw down of certain off–balance sheet commitments.

(6)

From 1 January 2018, the non-trading reverse repurchase agreements that are held at amortised cost are now presented as separate lines in the balance sheet, as described in Note 1. Comparatives are re-presented accordingly.

The tables below show the main differences between our maximum and net exposure to credit risk on the financial assets that credit risk affects and to which the impairment requirements in IFRS 9 are not applied.

	Balance sheet asset gross amount £bn
		Collateral(1)
					Net exposure £bn
		Cash	Non–cash	Netting(2)
2018		£bn	£bn	£bn
Financial assets at FVTPL
– Derivative financial instruments	5.3	—	(2.1)	(0.9)	2.3
– Other financial assets at FVTPL	5.6	—	(2.3)	—	3.3

Total	10.9	—	(4.4)	(0.9)	5.6

2017
Financial assets designated at fair value
– Trading assets:
– Securities repurchased under resale agreements	8.9	—	(8.5)	(0.4)	—
– Debt securities	5.2	—	—	—	5.2
– Cash collateral	6.2	—	—	—	6.2
– Short–term loans	0.7	—	—	—	0.7

– Total trading assets	21.0	—	(8.5)	(0.4)	12.1

– Derivative financial instruments	19.9	(2.8)	—	(14.8)	2.3

– Financial assets designated at fair value:
– Loans and advances to customers	1.6	—	(1.6)	—	—
– Debt securities	0.5	—	—	—	0.5

Total financial assets designated at fair value	2.1	—	(1.6)	—	0.5

Total	43.0	(2.8)	(10.1)	(15.2)	14.9

(1)

The forms of collateral we take to reduce credit risk include: liquid securities, including those transferred under reverse repurchase agreements; cash, including cash used as collateral for derivative transactions; and receivables.

(2)

We can reduce credit risk exposures by applying netting. We do this mainly for derivative and repurchase transactions with financial institutions. For derivatives, we use standard master netting agreements. They allow us to set off our credit risk exposure to a counterparty from a derivative against our obligations to the counterparty in the event of default. This gives us a lower net credit exposure. They may also reduce settlement exposure. For more on this, see ‘Credit risk mitigation’ in the ‘Other business segments – credit risk management’ section.

Single credit rating scale (unaudited)

In the table below, we have used a single rating scale to ensure we are consistent across all our credit risk portfolios in how we report the risk of default. It has eight grades for non–defaulted exposures, from 9 (lowest risk) to 2 (highest risk). We define each grade by an upper and lower PD value and we scale the grades so that the default risk increases by a factor of ten every time the grade number drops by two steps. For example, grade 9 has an average PD of 0.010%, and grade 7 has an average PD of 0.100%. We give defaulted exposures a grade 1 and a PD value of 100%. In the final column of the table we show the approximate equivalent credit rating grade used by Standard & Poor’s Ratings Services (S&P).

	PD range
	Mid	Lower	Upper
Santander UK risk grade	%	%	%	S&P equivalent
9	0.010	0.000	0.021	AAA to AA+
8	0.032	0.021	0.066	AA to AA–
7	0.100	0.066	0.208	A+ to BBB
6	0.316	0.208	0.658	BBB– to BB
5	1.000	0.658	2.081	BB–
4	3.162	2.081	6.581	B+ to B
3	10.000	6.581	20.811	B–
2	31.623	20.811	99.999	CCC to C
1 (Default)	100.000	100.000	100.000	D

The PDs in the table above are based on Economic Capital (EC) PD mappings which are calculated based on the average probability of default over an economic cycle. This is different to the IFRS 9 PDs which are calculated at a point in time using forward looking economic scenarios. Where possible, the EC PD values are largely aligned to the regulatory capital models however any regulatory floors are removed and PDs are defined at every possible rating rather than categorised into rating buckets.

Rating distribution

The tables below show the credit rating of our financial assets to which the impairment requirements in IFRS 9 (2017: IAS 39) are applied. For more on the credit rating profiles of key portfolios, see the ‘Credit risk – Retail Banking’ and ‘Credit risk – other business segments’ sections.

	Santander UK risk grade
									Loss
	9	8	7	6	5	4	3 to 1	Other(1)	allowance(2)		Total
2018	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn		£bn
Cash and balances at central banks	19.7	—	—	—	—	—	—	—	—		19.7

– Stage 1	19.7	—	—	—	—	—	—	—	—		19.7

Financial assets at amortised cost:
– Loans and advances to customers(3)	10.0	27.4	72.3	51.5	20.3	11.4	6.3	2.9	(0.7)		201.4

– Stage 1	10.0	27.4	72.1	50.2	17.6	6.9	1.1	2.8	(0.1)		188.0
– Stage 2	—	—	0.2	1.3	2.7	4.5	2.8	0.1	(0.3)		11.3
– Stage 3	—	—	—	—	—	—	2.4	—	(0.3)		2.1

– Loans and advances to banks	0.8	0.2	0.8	—	—	—	—	1.0	—		2.8

– Stage 1	0.8	0.2	0.8	—	—	—	—	1.0	—		2.8

– Reverse repo agreements – non trading(4)	15.2	3.8	1.3	0.4	—	—	—	0.4	—		21.1

– Stage 1	15.2	3.8	1.3	0.4	—	—	—	0.4	—		21.1

– Other financial assets at amortised cost	7.2	—	—	—	—	—	—	—	—		7.2

– Stage 1	7.2	—	—	—	—	—	—	—	—		7.2

Total financial assets at amortised cost	33.2	31.4	74.4	51.9	20.3	11.4	6.3	4.3	(0.7)		232.5

Financial assets at FVOCI:	6.6	5.8	0.7	—	—	—	—	0.2	—		13.3

– Stage 1	6.6	5.8	0.7	—	—	—	—	0.2	—		13.3

Total on balance sheet exposures	59.5	37.2	75.1	51.9	20.3	11.4	6.3	4.5	(0.7)		265.5

Off–balance sheet exposures	0.7	8.0	8.9	9.0	5.4	1.3	0.5	7.9	(0.1	)(5)	41.6

– Stage 1	0.7	8.0	8.9	8.9	5.3	1.2	0.3	7.9	(0.1)		41.1
– Stage 2	—	—	—	0.1	0.1	0.1	0.1	—	—		0.4
– Stage 3	—	—	—	—	—	—	0.1	—	—		0.1

Total	60.2	45.2	84.0	60.9	25.7	12.7	6.8	12.4	(0.8)		307.1

2017
Cash and balances at central banks	31.8	—	—	—	—	—	—	1.0	—		32.8

Loans and advances to banks	1.3	0.2	0.7	—	—	—	—	1.3	—		3.5

Loans and advances to customers:(3)
– Loans secured on residential property	3.2	26.7	75.2	35.2	6.2	4.5	4.4	—	(0.2)		155.2
– Corporate loans	1.7	5.1	2.1	4.6	9.6	5.1	1.5	1.3	(0.5)		30.5
– Finance leases	—	—	0.4	1.3	2.0	1.8	1.1	0.1	(0.1)		6.6
– Other unsecured loans	—	0.1	0.8	1.6	1.6	0.7	0.5	0.9	(0.2)		6.0
– Amounts due from fellow Banco Santander group subsidiaries and JVs	—	—	—	—	—	—	—	1.2	—		1.2

Total loans and advances to customers	4.9	31.9	78.5	42.7	19.4	12.1	7.5	3.5	(1.0)		199.5

Reverse repo agreements – non trading(4)	—	1.5	0.4	0.4	—	—	—	0.1	—		2.4

Financial investments:
– Loans and receivables securities(2)	1.9	0.1	0.2	—	—	—	—	—	—		2.2
– Available–for–sale debt securities	6.5	1.9	0.4	—	—	—	—	—	—		8.8
– Held–to–maturity debt securities	6.5	—	—	—	—	—	—	—	—		6.5

Total financial investments	14.9	2.0	0.6	—	—	—	—	—	—		17.5

Total	52.9	35.6	80.2	43.1	19.4	12.1	7.5	5.9	(1.0)		255.7

(1)	Includes cash at hand and smaller cases mainly in the consumer (auto) finance and commercial mortgages portfolios. We use scorecards for these items, rather than rating models.
(2)	Loss allowances for 2017 were on an incurred loss basis per IAS 39, whilst for 2018 they are on an ECL basis per IFRS 9.
(3)	Includes interest we have charged to the customer’s account and accrued interest we have not charged to the account yet.
(4)

From 1 January 2018, the non-trading repurchase agreements and non-trading reverse repurchase agreements that are held at amortised cost are now presented as separate lines in the balance sheet, as described in Note 1. Comparatives are represented accordingly.

(5)

The total rounds to £0.1bn and is split across all three Stages. In this table, it has been allocated in full to Stage 1 for presentational purposes. For the full detail, see the ‘IFRS 9 Credit Quality’ section.

Credit performance

The customer loans in the tables below and in the remainder of the ‘Credit risk’ section are presented differently from the balances in the Consolidated Balance Sheet. The main difference is that customer loans exclude interest we have accrued but not charged to customers’ accounts yet.

	Customer			Gross write–	Loss
	loans	NPLs(1)(2)	NPL ratio(3)	offs	allowances(4)
2018	£bn	£m	%	£m	£m
Retail Banking:	172.8	2,126	1.23	182	594
– of which mortgages	158.0	1,907	1.21	18	237
Corporate & Commercial Banking	17.7	264	1.49	97	182
Corporate & Investment Banking	4.6	—	—	252	18
Corporate Centre	4.5	16	0.36	3	13

	199.6	2,406	1.21	534	807

2017
Retail Banking:	168.7	2,104	1.25	195	491
– of which mortgages	154.7	1,867	1.21	22	225
Corporate & Commercial Banking	19.4	383	1.97	35	195
Corporate & Investment Banking	6.0	340	5.67	—	236
Corporate Centre	6.2	21	0.34	23	18

	200.3	2,848	1.42	253	940

Of which: Corporate lending
2018	24.1	353	1.46	364	253
2017	27.3	838	3.07	56	485

(1)	We define NPLs in the ‘Credit risk management’ section.
(2)	All NPLs (excluding personal bank accounts) continue accruing interest.
(3)	NPLs as a percentage of customer loans.
(4)	Loss allowances for 2017 were on an incurred loss basis per IAS 39, whilst for 2018 they are on an ECL basis per IFRS 9. The ECL allowance is for both on and off–balance sheet exposures.

Corporate lending comprises the business banking portfolio of our Retail Banking segment, and our Corporate & Commercial Banking and Corporate & Investment Banking segments.

2018 compared to 2017 (unaudited)

Our financial results now reflect the changes in the statutory perimeter, following the ring-fence transfers of activities to Banco Santander London Branch. Prior periods have not been restated. The NPL ratio improved 21bps to 1.21%, with credit quality remaining strong supported by our prudent approach to risk, proactive management actions and the ongoing resilience of the UK economy. The improvement was also driven by the write-off of the Carillion plc exposures.

•	The Retail Banking NPL ratio decreased to 1.23%. Retail Banking loan loss allowances increased from the application of IFRS 9.

•	The Corporate & Commercial Banking NPL ratio improved to 1.49%, largely due to a number of small loans which were written-off, without material concentrations across sectors or portfolios.

•	CIB had no loans in non-performance, predominantly driven by the loans write-off for Carillion plc and another CIB customer, both of which moved to non-performing in 2017.

•	The Corporate Centre NPL ratio increased slightly to 0.36%.

For more on the credit performance of our key portfolios by business segment, see the ‘Retail Banking – credit risk review’ and ‘Other business segments – credit risk review’ sections.

IFRS 9 credit quality

Total on-balance sheet exposures at 31 December 2018 comprise £199.5bn of customer loans, L&A to banks of £2.8bn (reported in CIB) and £28.4bn of sovereign assets measured at amortised cost, £13.3bn of assets measured at fair value through other comprehensive income (FVOCI), and £19.7bn of cash and balances at central banks (all reported in Corporate Centre).

	(unaudited)		Stage 2
	Average PD(1)	Stage 1	≤ 30 DPD	>30 DPD	Sub total	Stage 3(2)	Total
31 December 2018%		£m	£m	£m	£m	£m	£m
Exposures
On-balance sheet
Retail Banking	0.53	160,212	9,375	949	10,324	2,211	172,747
– of which mortgages	0.48	146,619	8,466	890	9,356	1,982	157,957
Corporate & Commercial Banking	0.92	16,394	1,044	—	1,044	264	17,702
Corporate & Investment Banking	0.36	28,461	78	—	78	—	28,539
Corporate Centre	0.14	44,609	120	11	131	15	44,755

Total on-balance sheet		249,676	10,617	960	11,577	2,490	263,743

Off-balance sheet
Retail Banking(3)		22,819	196	—	196	43	23,058
– of which mortgages(3)		11,120	76	—	76	17	11,213
Corporate & Commercial Banking		4,939	182	—	182	12	5,133
Corporate & Investment Banking		12,923	56	—	56	26	13,005
Corporate Centre		525	—	—	—	—	525

Total off-balance sheet(4)		41, 206	434	—	434	81	41,721

Total exposures		290,882	11,051	960	12,011	2,571	305,464

ECL
On-balance sheet
Retail Banking		84	217	39	256	228	568
– of which mortgages		10	98	20	118	106	234
Corporate & Commercial Banking		31	26	—	26	111	168
Corporate & Investment Banking		1	1	—	1	—	2
Corporate Centre		5	3	—	3	5	13

Total on-balance sheet		121	247	39	286	344	751

Off-balance sheet
Retail Banking		12	13	—	13	1	26
– of which mortgages		2	1	—	1	—	3
Corporate & Commercial Banking		6	6	—	6	2	14
Corporate & Investment Banking		4	2	—	2	10	16

Total off-balance sheet		22	21	—	21	13	56

Total ECL		143	268	39	307	357	807

Coverage ratio(5)		%	%	%	%	%	%
On-balance sheet
Retail Banking		0.1	2.3	4.1	2.5	10.3	0.3
– of which mortgages		—	1.2	2.2	1.3	5.3	0.1
Corporate & Commercial Banking		0.2	2.5	—	2.5	42.0	0.9
Corporate & Investment Banking		—	1.3	—	1.3	—	—
Corporate Centre		—	2.5	—	2.3	33.3	—

Total on-balance sheet		—	2.3	4.1	2.5	13.8	0.3

Off-balance sheet
Retail Banking		0.1	6.6	—	6.6	2.3	0.1
– of which mortgages		—	1.3	—	1.3	—	—
Corporate & Commercial Banking		0.1	3.3	—	3.3	16.7	0.3
Corporate & Investment Banking		—	3.6	—	3.6	38.5	0.1

Total off-balance sheet		0.1	4.8	—	4.8	16.0	0.1

Total coverage		—	2.4	4.1	2.6	13.9	0.3

(1)

Average IFRS 9 PDs are 12-month, scenario-weighted PDs. Weighted averages are determined using EAD for the first year. Financial assets in default are excluded from the calculation, given they are allocated a PD of 100%.

(2)

Stage 3 exposures under IFRS 9 and NPLs used in our NPL ratio metric are subject to different criteria. These criteria are under review in parallel with the ongoing regulatory changes to the default definition.

(3)	Off-balance sheet exposures include £5.2bn of retail mortgage offers in the pipeline.
(4)	Off-balance sheet amounts consist of contingent liabilities and commitments. For more see Note 32 to the Consolidated Financial Statements.
(5)	ECL as a percentage of the related exposure.

Stage 2 analysis

Exposure
31 December 2018	£m
Currently in arrears	960
Currently up–to–date:
– PD deterioration	8,509
– Other(1)	2,542

Total Stage 2	12,011

(1)	Mainly due to forbearance.

Total on-balance sheet exposures at 1 January 2018 comprise £200.3bn of customer loans, L&A to banks of £3.5bn (reported in CIB) and £11.3bn of sovereign assets measured at amortised cost, £8.9bn of assets measured at FVOCI, and £32.8bn of cash and balances at central banks (all reported in Corporate Centre).

	(unaudited)		Stage 2
	Average PD(1)	Stage 1	≤ 30 DPD	>30 DPD	Sub total	Stage 3(2)	Total
1 January 2018%		£m	£m	£m	£m	£m	£m
Exposures
On-balance sheet
Retail Banking	0.61	155,845	9,537	1,120	10,657	2,222	168,724
– of which mortgages	0.55	142,940	8,765	991	9,756	1,986	154,682
Corporate & Commercial Banking	0.79	18,362	575	71	646	383	19,391
Corporate & Investment Banking	0.17	11,684	93	—	93	340	12,117
Corporate Centre	0.07	56,325	172	38	210	20	56,555

Total on-balance sheet		242,216	10,377	1,229	11,606	2,965	256,787

Off-balance sheet
Retail Banking(3)		23,133	223	5	228	41	23,402
– of which mortgages(3)		12,215	126	2	128	18	12,361
Corporate & Commercial Banking		4,055	211	9	220	5	4,280
Corporate & Investment Banking		14,899	16	—	16	32	14,947
Corporate Centre		830	40	—	40	—	870

Total off–balance sheet(4)		42,917	490	14	504	78	43,499

Total exposures		285,133	10,867	1,243	12,110	3,043	300,286

ECL
On-balance sheet
Retail Banking		97	206	28	234	266	597
– of which mortgages		20	113	16	129	121	270
Corporate & Commercial Banking		38	17	8	25	173	236
Corporate & Investment Banking		8	—	—	—	242	250
Corporate Centre		7	2	2	4	8	19

Total on-balance sheet		150	225	38	263	689	1,102

Off-balance sheet
Retail Banking		13	13	—	13	2	28
– of which mortgages		—	2	—	2	—	2
Corporate & Commercial Banking		5	8	—	8	—	13
Corporate & Investment Banking		8	—	—	—	—	8

Total off-balance sheet		26	21	—	21	2	49

Total ECL		176	246	38	284	691	1,151

Coverage ratio(5)		%	%	%	%	%	%
On-balance sheet
Retail Banking		0.1	2.2	2.5	2.2	12.0	0.4
– of which mortgages		—	1.3	1.6	1.3	6.1	0.2
Corporate & Commercial Banking		0.2	3.0	11.3	3.9	45.2	1.2
Corporate & Investment Banking		0.1	—	—	—	71.2	2.1
Corporate Centre		—	1.2	5.3	1.9	40.0	—

Total on-balance sheet		0.1	2.2	3.1	2.3	23.2	0.4

Off-balance sheet
Retail Banking		0.1	5.8	—	5.7	4.9	0.1
– of which mortgages		—	1.6	—	1.6	—	—
Corporate & Commercial Banking		0.1	3.8	—	3.6	—	0.3
Corporate & Investment Banking		0.1	—	—	—	—	0.1

Total off-balance sheet		0.1	4.3	—	4.2	2.6	0.1

Total coverage		0.1	2.3	3.1	2.3	22.7	0.4

(1)

Average IFRS 9 PDs are 12-month, scenario-weighted PDs. Weighted averages are determined using EAD for the first year. Financial assets in default are excluded from the calculation, given they are allocated a PD of 100%.

(2)

Stage 3 exposures under IFRS 9 and NPLs used in our NPL ratio metric are subject to different criteria. These criteria are under review in parallel with the ongoing regulatory changes to the default definition.

(3)	Off-balance sheet exposures include £6.2bn of retail mortgage offers in the pipeline.
(4)	Off-balance sheet amounts consist of contingent liabilities and commitments. For more, see Note 32 to the Consolidated Financial Statements.
(5)	ECL as a percentage of the related exposure.

31 December 2018 compared to 1 January 2018 (unaudited)

Key movements in exposures and ECL in the year by Stage were:

•

The increase in Stage 1 exposures was largely driven by reverse repurchase agreements – non trading in CIB. As part of our ring-fencing implementation, reverse repurchase agreements – non trading are now accounted for at amortised cost, in line with our business model for managing these assets as part of our overall funding and liquidity plans. Previously, similar transactions were mainly classified as trading assets and accounted for at FVTPL. As the impairment requirements in IFRS 9 do not apply to FVTPL assets, they are not included in this table and the change in treatment led to an increase in the Stage 1 CIB exposures. Reverse repurchase agreements carry very low credit risk and the ECL at 31 December 2018 was not material. Stage 1 exposures also increased due to lending growth in mortgages. The increase was partially offset by a decrease in cash and balances at central banks (reported in Corporate Centre) for which the ECL was also not material, and transfers as part of our ring-fencing plans. Stage 1 ECLs decreased, reflecting our prudent approach to lending.

•	Stage 2 exposures and the corresponding ECLs were broadly unchanged from 1 January 2018, with a steady inflow and cure through proactive management action.

•

Stage 3 exposures decreased in part due to the write-off of the Carillion plc exposures and the corresponding ECL, alongside successful refinancing and restructuring of several large cases in Corporate & Commercial Banking, but also as a result of our prudent approach to risk, proactive management actions and the ongoing resilience of the UK economy.

Reconciliation of exposures, loss allowance and net carrying amounts

The table below shows the relationships between disclosures in this Credit risk review section which refer to drawn exposures and the associated ECL, and the total assets as presented in the Consolidated Balance Sheet.

	On-balance sheet			Off-balance sheet
2018	Exposures £m	Loss allowance £m	Net carrying amount £m	Exposures £m	Loss allowance £m
Retail Banking	172,747	568	172,179	23,058	26
– of which mortgages	157,957	234	157,723	11,213	3
Corporate & Commercial Banking	17,702	168	17,534	5,133	14
Corporate & Investment Banking	28,539	2	28,537	13,005	16
Corporate Centre	44,755	13	44,742	525	—

Total exposures presented in IFRS 9 Credit Quality tables	263,743	751	262,992	41,721	56

Other items(1)			2,501

Adjusted net carrying amount			265,493

Assets classified at FVTPL			10,876
Non–financial assets			7,003

Total assets per the Consolidated Balance Sheet at 31 December 2018			283,372

(1)	These assets carry low credit risk and therefore have an immaterial ECL.

Movement in total exposures and the corresponding ECL

The following table shows changes in total exposures subject to ECL assessment, and the corresponding ECL, during the year. The table presents total gross carrying amounts and ECLs at a Santander UK group level. We present segmental views in the sections below.

	Non–credit impaired				Credit impaired
	Stage 1 Subject to 12–month ECL		Stage 2 Subject to lifetime ECL		Stage 3 Subject to lifetime ECL		Total
	Exposures(1) £m	ECL £m	Exposures(1) £m	ECL £m	Exposures(1) £m	ECL £m	Exposures(1) £m	ECL £m
At 1 January 2018	285,133	176	12,110	284	3,043	691	300,286	1,151

Change in economic scenarios(2)	—	4	—	(12)	—	(8)	—	(16)

Changes to model	—	(1)	—	2	—	(8)	—	(7)

Transfer to lifetime ECL (not–credit impaired)(3)	(4,190)	(11)	4,190	11	—	—	—	—
Transfer to credit impaired(3)	(445)	(8)	(603)	(23)	1,048	31	—	—
Transfer to 12–month ECL(3)	3,325	68	(3,325)	(68)	—	—	—	—
Transfer from credit impaired(3)	17	6	443	27	(460)	(33)	—	—

Transfers of financial instruments	(1,293)	55	705	(53)	588	(2)	—	—

Net remeasurement of ECL on stage transfer(4)	—	(63)	—	83	—	79	—	99
New assets originated or purchased(5)	85,933	43	1,087	34	19	12	87,039	89
Other(6)	(24,306)	(20)	(295)	(11)	52	171	(24,549)	140
Assets derecognised – closed good(7)	(54,585)	(51)	(1,596)	(20)	(475)	(44)	(56,656)	(115)
Assets derecognised – written off(7)	—	—	—	—	(656)	(534)	(656)	(534)

At 31 December 2018	290,882	143	12,011	307	2,571	357	305,464	807

Net movement in the year	5,749	(33)	(99)	23	(472)	(334)	5,178	(344)

Income statement charge/(release) for the year		(33)		23		200		190

Recoveries net of collection costs		—		—		(36)		(36)

Charge/(release) to the Income Statement		(33)		23		164		154

(1)	Exposures that have attracted an ECL, and as reported in the IFRS 9 Credit Quality table above.
(2)

Changes to assumptions from the start of the year to the end of the year. Isolates the impact on ECL from changes to the economic variables for each scenario, changes to the scenarios themselves as well as changes in the probability weights from all other movements. The impact of changes in economics on exposure Stage allocations are shown within Transfers of financial instruments.

(3)

Total impact of facilities that moved Stage(s) in the year. This means, for example, that where risk parameter changes (model inputs) or model changes (methodology) result in a facility moving Stage, the full impact is reflected here (rather than in Other). Stage flow analysis only applies to facilities that existed at both the start and end of the year. Transfers between each Stage are based on opening balances and ECL at the start of the period.

(4)	Relates to the revaluation of ECL following the transfer of an exposure from one Stage to another.
(5)

Exposures and ECL at reporting date of facilities that did not exist at the start of the year, but did at the end. Amounts in Stage 2 and 3 represent assets which have deteriorated during the year subsequent to origination in Stage 1.

(6)

Residual movements on facilities that did not change Stage in the year, and which were neither acquired nor purchased in the year. Includes the impact of changes in risk parameters in the year, repayments, draw downs on accounts open at the start and end of the year, unwind of discount rates and increases in ECL requirements of accounts which ultimately were written off in the period.

(7)	Exposures and ECL for facilities that existed at the start of the year, but not at the end.

COUNTRY RISK EXPOSURES

We manage our country risk exposure under our global limits framework. Within this framework, we set our Risk Appetite for each country, taking into account factors that may affect its risk profile. These can include political events, macroeconomics and the nature of the risk. We actively manage exposures if we think we need to. We consider Banco Santander related risk separately.

The tables below show our total exposures, which are the total of balance sheet and off–balance sheet values. We calculate balance sheet values in accordance with IFRS (i.e. after netting allowed under IAS 32) except for credit provisions which we add back. Off–balance sheet values are undrawn facilities and letters of credit. We classify location by country of risk – the country where each client has its main business or assets. That is unless there is a full risk transfer guarantee in place, in which case we use the guarantor’s country of domicile. If a client has operations in many countries, we use their country of incorporation. The tables below exclude balances with other Banco Santander companies. We show them separately in the ‘Balances with other Banco Santander companies’ section.

	2018							2017
			Financial institutions							Financial institutions
	Governments £bn	Government guaranteed £bn	Banks(1) £bn	Other £bn	Retail £bn	Corporate £bn	Total(2) £bn	Governments £bn	Government guaranteed £bn	Banks(1) £bn	Other £bn	Retail £bn	Corporate £bn	Total(2) £bn
Eurozone
Ireland	—	—	—	12.3	—	0.4	12.7	—	—	0.2	1.1	—	0.8	2.1
Italy	—	—	—	0.1	—	0.2	0.3	0.4	—	—	0.1	—	0.1	0.6
Spain (excl. Santander)	—	—	—	0.2	—	—	0.2	—	—	0.3	0.1	—	0.1	0.5
Portugal	—	—	—	—	—	—	—	—	—	0.1	—	—	—	0.1
France	—	—	1.0	—	—	—	1.0	—	0.3	2.0	0.2	—	2.2	4.7
Germany	—	—	1.6	—	—	—	1.6	—	—	2.8	—	—	0.1	2.9
Luxembourg	—	—	—	0.9	—	0.2	1.1	—	—	—	1.3	—	0.4	1.7
Other(3)	0.3	—	1.2	0.2	—	1.1	2.8	0.3	—	1.1	0.2	—	1.4	3.0

	0.3	—	3.8	13.7	—	1.9	19.7	0.7	0.3	6.5	3.0	—	5.1	15.6

Other countries
UK	27.7	—	3.8	15.7	194.3	37.4	278.9	44.7	—	9.1	13.0	191.3	42.9	301.0
US	1.1	—	1.5	1.5	—	0.2	4.3	6.3	0.1	8.2	2.3	—	0.1	17.0
Japan(4)	3.8	—	2.6	—	—	—	6.4	3.0	—	2.6	0.2	—	0.8	6.6
Switzerland	—	—	—	—	—	0.1	0.1	0.2	—	0.2	—	—	0.2	0.6
Denmark	—	—	0.2	—	—	0.5	0.7	—	—	0.1	—	—	0.4	0.5
Other	0.1	—	1.9	0.4	—	1.0	3.4	0.1	—	2.3	0.9	—	1.9	5.2

	32.7	—	10.0	17.6	194.3	39.2	293.8	54.3	0.1	22.5	16.4	191.3	46.3	330.9

Total	33.0	—	13.8	31.3	194.3	41.1	313.5	55.0	0.4	29.0	19.4	191.3	51.4	346.5

(1)	Excludes balances with central banks.
(2)

Excludes cash at hand, interests in other entities, intangible assets, property, plant and equipment, tax assets, retirement benefit assets and other assets. Loans are included gross of credit provisions.

(3)	Includes The Netherlands of £1.2bn (2017: £1.8bn), Belgium of £0.9bn (2017: £nil), Greece of £nil (2017: £nil).
(4)

Mainly equity instruments listed in Japan and reverse repos with Japanese banks, held as part of our Short Term Markets business. The equity exposures are hedged using derivatives and the additional reverse repos are fully collateralised.

2018 compared to 2017:

The increase in the Ireland exposure and the decrease in the US exposure are a result of ring-fencing.

Balances with other Banco Santander companies

We deal with other Banco Santander companies in the ordinary course of business. We do this where we have a particular business advantage or expertise and where they can offer us commercial opportunities. This is done on the same terms as for similar transactions with third parties. These transactions also arise where we support the activities of, or with, larger multinational corporate clients and financial institutions which may deal with other Banco Santander companies. We also dealt with Banco Santander SA as part of our ring–fencing plans as described in Note 43 to the Consolidated Financial Statements. We conduct these activities in a way that manages the credit risk within limits acceptable to the PRA.

At 31 December 2018 and 2017, we had gross balances with other Banco Santander companies as follows:

	2018				2017
	Financial institutions				Financial institutions
	Banks £bn	Other £bn	Corporate £bn	Total £bn	Banks £bn	Other £bn	Corporate £bn	Total £bn
Assets
Spain	2.5	—	—	2.5	4.4	—	—	4.4
UK	—	2.0	—	2.0	—	1.3	—	1.3

	2.5	2.0	—	4.5	4.4	1.3	—	5.7

Liabilities
Spain	3.6	0.1	—	3.7	5.1	0.3	0.1	5.5
UK	—	11.5	—	11.5	0.1	7.6	0.1	7.8
Uruguay	0.2	—	—	0.2	0.1	—	—	0.1
Other <£100m	—	—	—	—	—	0.1	—	0.1

	3.8	11.6	—	15.4	5.3	8.0	0.2	13.5

We consider the dissolution of the eurozone and widespread redenomination of our euro–denominated assets and liabilities to be highly improbable. However, we have analysed the redenomination risk that might arise from an exit of a member state from the euro or a total dissolution of the euro and how that would be implemented. It is not possible to predict what the total financial impact on us might be. Determining which balances would be legally redenominated is complex and depends on a number of factors, including the precise exit scenario. This is because the effects on contracts of a disorderly exit or one sanctioned under EU law may differ. We monitor these risks and have taken steps to mitigate them.

Credit risk – Retail Banking

Overview

We offer a full range of retail products and services through our branches, the internet, digital devices and over the phone, as well as through intermediaries.

Retail Banking – credit risk management

In this section, we explain how we manage and mitigate credit risk.

Retail Banking – credit risk review

In this section, we analyse our credit risk exposures and how they are performing. We also focus on forbearance and portfolios of particular interest. Our main portfolios are:

Residential mortgages – This is our largest portfolio. We lend to customers of good credit quality (prime lending). Most of our mortgages are for owner-occupied homes. We also have some buy-to-let mortgages where we focus on non-professional landlords with small portfolios.

Business banking – This portfolio is comprised of small businesses with an annual turnover of up to £6.5m per annum.

Consumer (auto) finance and other unsecured lending – Consumer (auto) finance includes financing for cars, vans, motorbikes and caravans – so long as they are privately bought. Other unsecured lending includes personal loans, credit cards and bank account overdrafts.

The segmental basis of presentation in this Annual Report has been changed, and the prior periods restated, to report our Jersey and Isle of Man branches in Corporate Centre rather than in Retail Banking as in previous years, as a result of their transfer from Santander UK plc to ANTS in 2018. See Note 2 for more information.

RETAIL BANKING – CREDIT RISK MANAGEMENT

LOGO

In Retail Banking, our customers are individuals and small businesses. We have a high volume of customers and transactions and they share similar credit characteristics, such as their credit score or LTV. As a result, we manage our overall credit risk by looking at portfolios or groups of customers who share similar credit characteristics. Where we take this approach, we call them ‘standardised’ customers.

Exactly how we group customers into segments depends on the portfolio and the stage of the credit risk lifecycle. For example, we may segment customers at origination by their credit score. For accounts in arrears, we may segment them by how fast they improve or worsen. We regularly review each segment compared with our expectations for its performance, budget or limit.

1. Risk strategy and planning

For more on how we set our risk strategy and plans for Retail Banking, see the ‘Santander UK group level – credit risk management’ section.

2. Assessment and origination

We undertake a thorough risk assessment to make sure a customer can meet their obligations before we approve a credit application. We do this mainly by looking at affordability and the customer’s credit profile:

Affordability

We take proportionate steps to make sure that the customer will be able to make all the repayments on the loan over its full term. As part of this, we assess the risk that they will not pay us back. We do this by a series of initial affordability and credit risk assessments. If the loan is secured, we assess affordability by reviewing the customer’s income and spending, their other credit commitments, and what would happen if interest rates went up. During 2018, for Unsecured Personal Loans and Credit Cards the affordability review was enhanced to include the stressing of accommodation costs on a proportionate basis. We regularly review the way we calculate affordability and refine it when we need to. This can be due to changes in regulations, the economy or our risk profile.

Credit profile

We look at each customer’s credit profile and signs of how reliable they are at repaying credit. When they apply, we use the data they give us, and:

•

Credit policy: these are our rules and guidelines. We review them regularly to make sure our decisions are consistent and fair, and align to the risk profile we want. For secured lending, we look at the property and the LTV as well as the borrower

•

Credit scores: based on statistics about the factors that make people fail to pay off debt. We use them to build models of what is likely to happen in the future. These models give a credit score to the customer for the loan they want, to show how likely it is to be repaid. We regularly review them

•	Credit reference agencies: data from credit reference agencies about how the borrower has handled credit in the past

•	Other Santander accounts: we look at how the customer is using their other accounts with us.

How we make the decision

Many of our decisions are automated as our risk systems contain data about affordability and credit history. We tailor the process and how we assess the application based on the type of product being taken. More complex transactions often need greater manual assessment. This means we have to rely more on our credit underwriters’ skill and experience in making the decision. This is particularly true for secured lending, where we might need to do more checks on the customer’s income, or get a property valuation from an approved surveyor, for example.

Credit risk mitigation

The types of credit risk mitigation, including collateral, across each of our portfolios is:

Portfolio	Description
Residential mortgages	Collateral is in the form of a first legal charge over the property. Before we grant a mortgage, we have the property valued. We have our own guidelines for surveyor valuations, which build on guidance from the Royal Institution of Chartered Surveyors (RICS). But we also make use of automated valuation methodologies where our confidence in the accuracy of this method is high.

Business banking	Includes secured and unsecured lending. We can take mortgage debentures as collateral if the business is incorporated. These are charges over a company’s assets. We can also take guarantees, but we do not treat them as collateral, and we do not put a cash value on them unless they are secured against a tangible asset. If a customer defaults, we work with them to consider debt restructuring options. We generally do not enforce our security over their assets except as a last resort. In which case we might appoint an administrator or receiver.

Consumer (auto) finance	Collateral is in the form of legal ownership of the vehicle for most consumer (auto) finance loans, with the customer being the registered keeper. Only a very small proportion of the consumer (auto) finance business is underwritten as a personal loan. In these cases there is no collateral or security tied to the loan. We use a leading vehicle valuation company to assess the LTV at the proposal stage.

Unsecured lending	Unsecured lending means there is no collateral or security tied to the loan that can be used to mitigate any potential loss if the customer does not pay us back.

3. Monitoring

Our risk assessment does not end once we have made the decision to lend. We monitor credit risk across the credit risk lifecycle, mainly using IT systems. There are three main parts:

•	Behaviour scoring: we use statistical models that help to predict whether the customer will have problems repaying, based on data about how they use their accounts

•

Credit reference agencies: we often use data from agencies on how the borrower is handling credit from other lenders in our behaviour scoring models. We also buy services like proprietary scorecards or account alerts, which tell us as soon as the customer does something that concerns us, such as missing a payment to another lender

•	Other Santander accounts: every month, we also look at how the customer is using their other accounts with us, so we can identify problems early.

For secured lending, our monitoring also takes account of changes in property prices. We estimate the property’s current value every three months. We use statistical models based on recent sales prices and valuations in that local area. A lack of data can mean our confidence in the model’s valuation drops below a certain minimum level, and in that case we use the House Price Index (HPI) instead.

The way we use our monitoring to manage risk varies by product. For revolving credit facilities like credit cards and overdrafts, it might lead us to raise or lower credit limits. Our monitoring can also mean we change our minds about whether a product is still right for a customer. This can influence whether we approve a refinancing application. In these ways we can balance a customer’s needs and their ability to manage credit. If we find evidence that a customer is in financial difficulties, we contact them about arrears management including forbearance, which we explain in more detail below.

Our day-to-day retail credit risk monitoring relies on a mix of product, customer and portfolio performance measures as described above. However, changes in the wider UK macro-economy also have an impact on our retail portfolios. To reflect this, since 2017 we have used a Retail Risk Playbook tolerance framework to enhance our day-to-day risk monitoring. This is a formal, structured framework that sets out the macroeconomic variables that are most relevant to retail portfolio performance. We monitor these variables against the related forecasts that we have used in our business plans. If the economy deviates materially from our forecasts, we will formally review and reconsider our retail risk management policy and strategy. This framework remains in place and will continue to do so for as long as we consider is necessary.

4. Arrears management

We have several strategies for managing arrears and these can be used before the customer has formally defaulted, or as early as the day after a missed payment. We assess the problems a customer is having, so we can offer them the right help to bring their account up-to-date as soon as possible. The most common way to bring an account up-to-date is to agree an affordable repayment plan with the customer.

The strategy we use depends on the risk and the customer’s circumstances. We have a range of tools to help customers to reach an affordable and acceptable solution. This could mean visiting the customer, offering debt counselling by a third party, or paying off the debt using money from their other accounts with us, where we have the right to do so.

5. Debt recovery

When a customer cannot or will not keep to an agreement for paying off their arrears, we consider recovery options. We only do this once we have tried to get the account back in order. To recover what we are owed, we may use a debt collection agency, sell the debt, or take the customer to court.

For secured retail loans (most of which are mortgages), we can delay legal action. That can happen if the customer shows that they will be able to pay off the loan or the arrears. We aim to repossess only as a last resort or if necessary to protect the property from damage or third party claims.

We make sure our estimated losses from repossessed properties are realistic by getting two independent valuations on each property, as well as the estimated cost of selling it. These form the basis of our loss allowances calculations. Where we do enforce the possession of properties held as collateral, we use external agents to realise the value and settle the debt. During this process we do not own the property but we do administer the sale process. Any surplus funds are returned to the borrower or are otherwise dealt with in accordance with insolvency regulations.

Loan modifications

Forbearance

If a customer lets us know they are having financial difficulty, we aim to come to an arrangement with them before they actually default. Their problems can be the result of losing their job, falling ill, a relationship breaking down, or the death of someone close to them.

Forbearance is mainly for mortgages and unsecured loans. We offer forbearance in line with our risk policies, and on a case-by-case basis to ensure we continue to lend responsibly and help customers be able to continue to afford their payments.

We may offer the following types of forbearance, but only if our assessments show the customer can meet the revised payments:

Action	Description
Capitalisation	We offer two main types, which are often combined with term extensions and, in the past, interest-only concessions:

•  If the customer cannot afford to increase their monthly payment enough to pay off their arrears in a reasonable time, but has been making their monthly payments (usually for at least six months), then we can add the arrears to the mortgage balance.

• We can also add to the mortgage balance at the time of forbearance unpaid property charges which are due to a landlord and which we pay on behalf of the customer to avoid the lease being forfeited.

Term extension	We can extend the term of the loan, making each monthly payment smaller. At a minimum, we expect the customer to pay the interest in the short-term and have a realistic chance of repaying the full balance in the long-term. We may offer this option if the customer is up-to-date with their payments, but showing signs of financial difficulties. For mortgages, the customer must also meet our policies for maximum loan term and age when they finish repaying (usually no more than 75).

Interest-only	In the past, if it was not possible or affordable for a customer to have a term extension, we may have agreed to let them pay only the interest on the loan for a short time – usually less than a year. We only agreed to this where we believed their financial problems were temporary and they were likely to recover. Since March 2015 we no longer provide this option. Instead, interest-only is only offered as a short-term standard collections arrangement. We now record any related shortfall in monthly payments as arrears and report them to the credit reference agencies. As a result, we no longer classify new interest-only arrangements agreed since March 2015 as forbearance. We continue to manage and report all interest-only arrangements offered before this date as forbearance.

Reduced payment arrangements	We can suspend overdraft fees and charges while the customer keeps to a plan to reduce their overdraft each month.

Other modifications

Apart from forbearance, we have sometimes changed the contract terms to keep a good relationship with a customer. These customers showed no signs of financial difficulties at the time, so we do not classify the contract changes as forbearance, and most of the loans were repaid without any problems. We do not classify insolvency solutions for any unsecured retail customers as forbearance. This is in line with industry guidelines on the treatment of customers in insolvency or bankruptcy.

Risk measurement and control

Retail Banking involves managing large numbers of accounts, so it produces a huge amount of data. This allows us to take a more analytical and data intense approach to measuring risk. This is reflected in the wide range of statistical models we use across the credit risk lifecycle. We use:

•	Risk strategy and planning: econometric models

•	Assessment and origination: application scorecards, and attrition, pricing, loss allowance and capital models

•	Monitoring: behavioural scorecards and profitability models

•	Arrears management: models to estimate the proportion of cases that will result in possession (known as roll rates)

•	Debt recovery: recovery models.

We assess and review our loss allowances regularly and have them independently reviewed. We look at a number of factors, including the cash flow available to service debt. We also use an agency to value any collateral – mainly mortgages.

RETAIL BANKING – CREDIT RISK REVIEW

Movement in total exposures and the corresponding ECL

The following table shows changes in total exposures subject to ECL assessment, and the corresponding ECL in the period. The footnotes to the Santander UK group level table on page 72 also apply to this table.

	Non-credit impaired				Credit impaired
	Stage 1 Subject to 12-month ECL		Stage 2 Subject to lifetime ECL		Stage 3 Subject to lifetime ECL		Total
	Exposures(1) £m	ECL £m	Exposures(1) £m	ECL £m	Exposures(1) £m	ECL £m	Exposures(1) £m	ECL £m
At 1 January 2018	178,978	110	10,885	247	2,263	268	192,126	625

Change in economic scenarios(2)	—	(1)	—	(9)	—	(8)	—	(18)

Changes to model	—	(1)	—	2	—	1	—	2

Transfer to lifetime ECL (not-credit impaired)(3)	(3,407)	(7)	3,407	7	—	—	—	—
Transfer to credit impaired(3)	(403)	(7)	(569)	(22)	972	29	—	—
Transfer to 12-month ECL(3)	2,992	58	(2,992)	(58)	—	—	—	—
Transfer from credit impaired(3)	15	5	438	26	(453)	(31)	—	—

Transfers of financial instruments	(803)	49	284	(47)	519	(2)	—	—

Net remeasurement of ECL on stage transfer(4)	—	(54)	—	73	—	60	—	79
New assets originated or purchased(5)	33,366	26	670	26	15	11	34,051	63
Other(6)	(8,253)	(15)	(312)	(10)	97	104	(8,468)	79
Assets derecognised – closed good (7)	(20,257)	(18)	(1,007)	(13)	(390)	(23)	(21,654)	(54)
Assets derecognised – written off (7)	—	—	—	—	(250)	(182)	(250)	(182)

At 31 December 2018	183,031	96	10,520	269	2,254	229	195,805	594

Net movement in the year	4,053	(14)	(365)	22	(9)	(39)	3,679	(31)

Charge/(release) to the Income Statement		(14)		22		143		151

Recoveries net of collection costs		—		—		(27)		(27)

Income Statement charge/(release) for the year		(14)		22		116		124

RESIDENTIAL MORTGAGES

We offer mortgages to people who want to buy a property, and offer additional borrowing (known as further advances) to existing mortgage customers. The property must be in the UK.

2018 compared to 2017 (unaudited)

Credit risk is at very low levels historically. The benign credit environment has supported our customers and helped to reduce credit risk. From our experience we know that unemployment is one of the most important factors in defaults on mortgages, our biggest loan book. Whilst the UK market continues to show resilience, we are cautious on the outlook in light of recent economic uncertainty. Mortgage lending increased £3.3bn in 2018 (2017: £0.6bn), through a combination of well positioned service and product pricing, as well as our ongoing focus on customer retention. Mortgage gross lending was £28.8bn (2017: £25.5bn) and 78% of mortgages reaching the end of their incentive period were retained.

Borrower profile

In this table, ‘home movers’ include both existing customers moving house and taking out a new mortgage with us, and customers who switch their mortgage to us when they move house. ‘Remortgagers’ are external customers who are remortgaging with us.

	Stock				New business
	2018		2017		2018		2017
	£m	%	£m	%	£m	%	£m	%
Home movers	69,198	44	68,752	44	10,854	39	10,704	44
Remortgagers	51,272	32	50,424	33	9,237	34	8,065	33
First-time buyers	29,235	19	28,704	19	4,848	18	4,034	17
Buy-to-let	8,252	5	6,802	4	2,335	9	1,371	6

	157,957	100	154,682	100	27,274	100	24,174	100

In addition to the new business included in the table above, there were £27.2bn (2017: £26.0bn) of internal remortgages where we kept existing customers with maturing products on new mortgages. We also provided £1.5bn (2017: £1.3bn) of further advances and flexible mortgage drawdowns.

2018 compared to 2017 (unaudited)

The mortgage borrower mix remained broadly unchanged, reflecting underlying stability in target market segments, product pricing and distribution strategy. We helped 27,200 (2017: 24,000) first-time buyers purchase their new home with £4.8bn of gross lending (2017: £4.0bn).

Interest rate profile

The interest rate profile of our mortgage asset stock was:

	2018		2017
	£m	%	£m	%
Fixed rate	115,178	73	102,036	66
Variable rate	24,396	15	29,370	19
Standard Variable Rate (SVR)	18,383	12	23,276	15

	157,957	100	154,682	100

2018 compared to 2017 (unaudited)

The SVR balances, which includes balances relating to our Follow-on-Rate product, declined by £4.9bn (2017: £5.5bn). We continue to see increased customer refinancing into fixed rate products influenced by low mortgage rates and the competitive mortgage market.

Geographical distribution

The geographical distribution of our mortgage asset stock was:

	Stock		New business
	2018	2017	2018	2017
UK region	£bn	£bn	£bn	£bn
London	39.0	37.6	7.1	5.8
Midlands and East Anglia	21.1	20.6	3.8	3.4
North	22.2	22.2	3.4	3.0
Northern Ireland	3.4	3.6	0.2	0.2
Scotland	6.7	6.8	1.0	1.0
South East excluding London	48.7	47.2	9.0	8.2
South West, Wales and other	16.9	16.7	2.8	2.6

	158.0	154.7	27.3	24.2

Average loan size for new business	£’000	£’000
South East including London	270	260
Rest of the UK	150	146
UK as a whole	203	196

2018 compared to 2017 (unaudited)

The geographical distribution of the portfolio continued to represent a broad footprint across the UK, whilst maintaining a concentration around London and the South East, in line with the distribution of the population across the UK. The loan-to-income multiple of mortgage lending during the year, representing average earnings of new business at inception, was 3.24 (2017: 3.16).

Larger loans

The mortgage asset stock of larger loans was:

	South East including London		UK
Individual mortgage loan size	2018 £m	2017 £m	2018 £m	2017 £m
<£0.25m	45,851	46,766	105,181	106,838
£0.25m to £0.50m	30,488	27,562	39,841	36,036
£0.50m to £1.0m	10,103	9,214	11,551	10,532
£1.0m to £2.0m	1,168	1,046	1,236	1,111
>£2.0m	146	163	148	165

	87,756	84,751	157,957	154,682

At 31 December 2018, there were 57 (2017: 64) individual mortgages greater than £2.0m. In 2018, there were 9 (2017: 13) new mortgages over £2.0m.

Loan-to-value analysis

This table shows the LTV distribution for our mortgage stock, NPL stock and new business. We use our estimate of the property value at the balance sheet date. We include fees that have been added to the loan in the LTV calculation. For flexible products, we only include the drawn amount, not undrawn limits.

	2018			2017
		Of which:			Of which:
	Stock	NPL stock	New business	Stock	NPL stock	New business
LTV	%	%	%	%	%	%
Up to 50%	45	43	20	49	44	19
>50-75%	41	35	41	39	34	43
>75-85%	9	8	22	7	8	19
>85-100%	4	7	17	4	7	19
>100%	1	7	—	1	7	—

	100	100	100	100	100	100

Collateral value of residential properties(1)	£157,787m	£1,850m	£27,274m	£154,459m	£1,823m	£24,174m

	%	%	%	%	%	%
Simple average(2) LTV (indexed)	42	43	63	42	44	62
Valuation weighted average(3) LTV (indexed)	39	38	59	38	38	58

(1)

Collateral value shown is limited to the balance of each associated loan. Excludes the impact of over-collateralisation (where the collateral is higher than the loan balance). Includes collateral against loans in negative equity of £969m (2017: £1,248m).

(2)	Total of all LTV% divided by the total of all accounts.
(3)	Total of all loan values divided by the total of all valuations.

At 31 December 2018, the parts of loans in negative equity which were effectively uncollateralised before deducting loss allowances reduced to £170m (2017: £223m).

Credit performance

	2018 £m	2017 £m
Mortgage loans and advances to customers of which:	157,957	154,682
– Stage 1	146,619
– Stage 2	9,356
– Stage 3	1,982
Performing(1)		151,688
Early arrears:		1,126
– 31 to 60 days		700
– 61 to 90 days		426

NPLs:(2)	1,907	1,868
– By arrears	1,392	1,427
– By bankruptcy	18	14
– By maturity default	392	303
– By forbearance	80	95
– By properties in possession (PIPs)	25	29

Loss allowances(3)	234	225

Stage 2 ratio	5.92%
Stage 3 ratio	1.25%
Early arrears ratio(4)		0.73%
NPL ratio(5)	1.21%	1.21%

(1)

Excludes mortgages where the customer did not pay for between 31 and 90 days, arrears, bankruptcy, maturity default, forbearance and PIPs NPLs. Includes £2,661m of mortgages at 31 December 2017 where the customer did not pay for 30 days or less.

(2)

We define NPLs in the ‘Credit risk management’ section. All NPLs are in the UK and continue accruing interest. Our Stage 3 exposures under IFRS 9 and NPLs are subject to different criteria. These criteria are under review in parallel with the ongoing regulatory changes to the default definition.

(3)	Loss allowances for 2017 were on an incurred loss basis per IAS 39, whilst for 2018 they are on an ECL basis per IFRS 9. The loss allowance is for both on and off-balance sheet exposures.
(4)	Mortgages in early arrears as a percentage of mortgages.
(5)	Mortgage NPLs as a percentage of mortgages.

Movement in total exposures and the corresponding ECL

The following table shows changes in total exposures subject to ECL assessment, and the corresponding ECL, for residential mortgages in the period. The footnotes to the Santander UK group level analysis on page 72 are also applicable to this table.

	Non-credit impaired				Credit impaired
	Stage 1 Subject to 12-month ECL		Stage 2 Subject to lifetime ECL		Stage 3 Subject to lifetime ECL
Mortgages	Exposures(1) £m	ECL £m	Exposures(1) £m	ECL £m	Exposures(1) £m	ECL £m	Exposures(1) £m	ECL £m
At 1 January 2018	155,155	20	9,884	131	2,004	121	167,043	272

Change in economic scenarios(2)	—	(6)	—	(7)	—	(8)	—	(21)

Changes to model	—	—	—	2	—	2	—	4

Transfer to lifetime ECL (not-credit impaired)(3)	(2,941)	(1)	2,941	1	—	—	—	—
Transfer to credit impaired(3)	(329)	(6)	(512)	(12)	841	18	—	—
Transfer to 12-month ECL(3)	2,628	21	(2,628)	(21)	—	—	—	—
Transfer from credit impaired(3)	4	—	405	14	(409)	(14)	—	—

Transfers of financial instruments	(638)	14	206	(18)	432	4	—	—

Net remeasurement of ECL on stage transfer(4)	—	(20)	—	20	—	14	—	14
New assets originated or purchased(5)	28,330	2	446	5	3	1	28,779	8
Other(6)	(7,327)	6	(244)	(4)	(36)	3	(7,607)	5
Assets derecognised – closed good (7)	(17,781)	(4)	(860)	(10)	(327)	(13)	(18,968)	(27)
Assets derecognised – written off (7)	—	—	—	—	(77)	(18)	(77)	(18)

At 31 December 2018	157,739	12	9,432	119	1,999	106	169,170	237

Net movement in the year	2,584	(8)	(452)	(12)	(5)	(15)	2,127	(35)

Charge/(release) to the Income Statement		(8)		(12)		3		(17)

Recoveries net of collection costs		—		—		(4)		(4)

Income Statement charge/(release) for the year		(8)		(12)		(1)		(21)

Loan modifications

The following tables provide information on financial assets that were forborne while they had a loss allowance measured at an amount equal to lifetime ECL.

£m
Financial assets modified during the period:
– Amortised cost before modification	207
– Net modification loss	3

Financial assets modified since initial recognition:
– Gross carrying amount of financial assets for which the ECL allowance has changed to 12-month measurement during the year	158

Forbearance(1)

The balances at 31 December 2018 and 2017, analysed by their staging (2017: payment status) at the year-end and the forbearance we applied, were:

	Capitalisation	Term extension	Interest-only	Total	Loss allowance
2018	£m	£m	£m	£m	£m
Stage 2	375	161	389	925	9
Stage 3	212	95	113	420	20

	587	256	502	1,345	29

Proportion of portfolio	0.4%	0.2%	0.3%	0.9%

2017
In arrears	260	63	175	498	22
Performing	392	178	407	977	5

	652	241	582	1,475	27

Proportion of portfolio	0.4%	0.2%	0.4%	1.0%

(1)	We base forbearance type on the first forbearance on the accounts.

2018 compared to 2017 (unaudited)

In 2018, the accounts in forbearance decreased, with the proportion of the mortgage portfolio in forbearance reducing slightly to 0.9% (2017: 1.0%).

•	At 31 December 2018, the proportion of accounts in forbearance for more than six months that had made their last six months’ contractual payments increased slightly to 79% (2017: 78%)

•	The weighted average LTV of all accounts in forbearance was 35% (2017: 35%) compared to the weighted average portfolio LTV of 39% (2017: 38%)

•	At 31 December 2018, the carrying value of mortgages classified as multiple forbearance increased slightly to £126m (2017: £123m).

Other loan modifications

At 31 December 2018, there were £4.5bn (2017: £4.7bn) of other mortgages on the balance sheet that we had modified since January 2008. At 31 December 2018:

•	The average LTV was 32% (2017: 33%) and 95% (2017: 95%) of accounts had made their last six months’ contractual payments

•	The proportion of accounts that were 90 days or more in arrears was 1.50% (2017: 1.52%).

RESIDENTIAL MORTGAGES – PORTFOLIOS OF PARTICULAR INTEREST

Introduction (unaudited)

We are mainly a residential prime lender and we do not originate sub-prime or second charge mortgages. Despite that, some types of mortgages have higher risks and others stand out for different reasons. These are:

Product	Description
Interest-only loans and part interest-only, part repayment loans	With an interest-only mortgage, the customer pays interest every month but does not repay the money borrowed (the principal) until the end of the mortgage. Some mortgages have a part that is interest-only, with the rest being a normal repayment mortgage. Customers with part interest-only, part repayment mortgages still have to pay back a lump sum at the end of their mortgage for the interest-only part. This means there is a higher credit risk on these loans as we depend on the customers to pay back a lump sum. We design new account LTV maximums to mitigate this credit risk. We also make sure the customer has a plausible repayment plan before we lend to them, and remains on track for the life of the loan.

Since 2009, we have reduced the risk from new interest-only mortgages by lowering the maximum LTV (it has been 50% since 2012). When a customer plans to repay their mortgage by selling the property, we now only allow that if they own more than a set proportion of the equity.

Customers with interest-only mortgages have to make arrangements to repay the principal at the end of the mortgage. We have a strategy to make sure that we tell these customers that they have to do this. We send them messages with their annual mortgage statements, and we run contact campaigns to encourage them to tell us how they plan to repay.

In 2013, we contacted all our customers whose mortgages were due to mature before 2020. Since 2016, we have extended these campaigns to periodically contact all interest-only customers. We increase our contact frequency as customers approach term maturity. Outside of sending out annual mortgage statements, we contact more than 100,000 interest-only customers per year.

If customers know they will not be able to repay their mortgage in full when it ends, or if their mortgage has already passed the date when it should have ended, we talk to them. If we think it is in the customer’s interests (and they can afford it), we look at other ways of managing it. That can mean turning the mortgage into a standard repayment one, and extending it. Or, if the customer is waiting for their means of repaying it (such as an investment plan or bonds) to mature, it can just mean extending it.

Flexible loans	Flexible mortgages allow customers to pay more or less than their usual amount each month, or even to take ‘payment holidays’ when they pay nothing at all. Customers do not have to take (or draw down) the whole loan all at once – so if they took out a mortgage big enough to allow them to build a home extension after three years, they do not have to start paying interest on that extra money until they are ready to spend it. There are conditions on when and how much customers can draw down:

• There are often limits on how much can be drawn down in any month

• The customer cannot be in payment arrears

• The customer cannot have insolvency problems, such as a county court judgement, bankruptcy, an individual voluntary arrangement, an administration order or a debt relief order.

A customer can ask us to increase their credit limit, but that means we will go through our full standard credit approval process. We can also lower the customer’s credit limit at any time, so it never goes above 90% of the property’s current market value.

We no longer offer flexible loan products for new mortgages.

This is an area of interest in order to identify customers who might be using these facilities to self-forbear, such as regularly drawing down small amounts. If there is any sign that the credit risk has significantly increased, we reflect this in our provision calculations.

Loans with an LTV >100%	Where the mortgage balance is more than the property is now worth, we cannot recover the full value of the loan by repossessing and selling the property. This means there is a higher credit risk on these loans. In some cases, property prices have fallen, so mortgages we gave in the past with lower LTVs now have LTVs greater than 100%. Before 2009, we sometimes allowed customers to borrow more than the price of the property.

We monitor existing accounts with LTVs >100% as part of our assessment of ongoing portfolio performance. We design new account LTV maximums to mitigate an increase in the volume of accounts with an LTV >100%.

Buy-to-Let (BTL) loans

In recent years, we have refined our BTL proposition to appeal to a wider catchment, and we have improved our systems to cater for this segment with a particular focus on non-professional landlords. We have prudent lending criteria, and specific policies for BTL. We only lend to a maximum 75% LTV. The first applicant must earn a minimum income of £25,000 per year, and we require evidence of income in all cases. We also use a BTL affordability rate as part of our assessment about whether or not to lend. This means that the rental income must cover the monthly mortgage interest payments by a prescribed amount when calculated using a stressed interest rate. We regularly review the prescribed amount and adjust it as needed.

Credit performance

		Portfolio of particular interest(1)
2018	Total £m	Interest-only £m	Part interest- only, part repayment(2) (3) £m	Flexible(3) £m	LTV >100% £m	Buy-to-let £m	Other portfolio £m
Mortgage portfolio	157,957	38,035	13,201	12,926	1,140	8,252	101,158
– Stage 1	146,619	33,001	11,824	11,558	740	7,906	96,767
– Stage 2	9,356	4,029	1,115	1,082	273	317	3,802
– Stage 3	1,982	1,005	262	286	127	29	589

Stage 3 ratio	1.25%	2.64%	1.98%	2.21%	11.14%	0.35%	0.58%

PIPs	25	12	5	3	8	—	7

2017
Mortgage portfolio	154,682	38,885	13,785	14,785	1,471	6,802	95,535
Performing	151,688	37,497	13,372	14,438	1,302	6,768	94,530
Early arrears:
– 31 to 60 days	700	317	93	67	22	9	295
– 61 to 90 days	426	203	57	35	15	4	167

NPLs	1,868	868	263	245	132	21	543

NPL ratio	1.21%	2.23%	1.91%	1.66%	8.97%	0.31%	0.57%

PIPs	29	17	5	3	10	1	6

(1)   Where a loan falls into more than one category, we have included it in all the categories that apply. As a result, the sum of the mortgages in the segments of particular interest and the other portfolio does not agree to the total mortgage portfolio.

(2)   Mortgage balance includes both the interest-only part of £9,756m (2017: £10,116m) and the non-interest-only part of the loan.

(3)   Includes legacy Alliance & Leicester flexible loans that work in a more limited way than our current Flexi loan product.

2018 compared to 2017 (unaudited)

•  In 2018, the value and proportion of interest-only loans together with part interest-only, part repayment and flexible loans reduced, reflecting our strategy to manage down the overall exposure to these lending profiles.

•  Buy-to-Let (BTL) mortgage balances increased £1.5bn to £8.3bn (2017: £6.8bn). We continue to focus our BTL book on non-professional landlords, as this segment is closely aligned with mortgages and accounts for the majority of the volume in the BTL market. In 2018, we completed 11,400 BTL mortgages (2017: 7,500), representing 9% of the value of our new business flow (2017: 6%), at an average LTV of 62% (2017: 61%).

Interest-only sub analysis (unaudited)

Full interest-only new business in the year

	2018	2017
	£m	£m
Full interest-only loans	3,810	2,698

Full interest-only maturity profile
	Term expired	Within 2 years	Between 2-5 years	Between 5-15 years	Greater than 15 years	Total
2018	£m	£m	£m	£m	£m	£m
Full interest-only portfolio	541	1,346	3,761	21,711	10,676	38,035
of which value weighted average LTV (indexed) is >75%	43	110	265	2,029	642	3,089

2017
Full interest-only portfolio	508	1,586	3,508	21,795	11,488	38,885
of which value weighted average LTV (indexed) is >75%	47	147	255	2,318	948	3,715

2018 compared to 2017 (unaudited)

For full interest-only mortgages, of the total £541m that was term expired at 31 December 2018, 89% continued to pay the interest due under the expired contract terms. Interest-only mortgages that matured in 2018 totalled £830m, of which: £418m was subsequently repaid, £5m was refinanced under normal credit terms, £73m was refinanced under forbearance arrangements and £334m remained unpaid and was classified as term expired at 31 December 2018.

At 31 December 2018, there were 84,773 (2017: 93,779) flexible mortgage customers, with undrawn facilities of £6,000m (2017: £6,192m). The portfolio’s value weighted LTV (indexed) was 28% (2017: 28%).

Forbearance(1)

The balances at 31 December 2018 and 2017 were:

	Interest-only(2)	Flexible	LTV >100%	Buy-to-Let
	£m	£m	£m	£m
2018	229	32	10	9
– Stage 2	136	18	3	6
– Stage 3	93	14	7	3
2017	208	34	13	8

(1)	Where a loan falls into more than one category, we have included it in all the categories that apply.
(2)	Comprises full interest-only loans and part interest-only, part repayment loans.

CONSUMER (AUTO) FINANCE AND OTHER UNSECURED LENDING

Consumer (auto) finance

Retail Banking provides auto finance through Santander Consumer (UK) plc (SCUK). SCUK provides a range of wholesale (stock finance) and retail products designed for the purchase of new and used personal, business and commercial vehicles, motorcycles, bicycles and caravans through an extensive network of motor dealers and manufacturer partners. SCUK’s products are mainly distributed through intermediary introducers at the point of sale, and through partnerships with selected car and motorcycle manufacturers. At 31 December 2018, the business operated with 13 Original Equipment Manufacturer partners which includes two joint venture arrangements.

Through SCUK’s Hyundai Capital UK Ltd (HCUK) and PSA Finance UK Ltd (PSAF) joint ventures, we provide retail point of sale customer finance as well as wholesale finance facilities (Stock Finance) for Hyundai and Kia, managed by HCUK, as well as Peugeot, Citroën and DS, managed by PSAF. SCUK holds a 50% share in each of these joint ventures. However, due to the varying structures of the joint ventures, we equity account for HCUK and consolidate PSAF.

Residual Value (RV) risk remains the top risk for SCUK. We monitor the RV portfolio on a monthly basis, and we use key risk triggers identify any material change in trends. We have a conservative approach to setting RV amounts, and maintain a prudent provisioning policy to mitigate potential losses on disposal of the asset. We use a leading independent vehicle valuation company to assess the estimated future value of the asset, prior to inception and periodically throughout the life of the agreement.

Other unsecured lending

Retail Banking also provides other unsecured lending, which includes:

•	Personal loans: we offer personal loans for most purposes, such as debt consolidation, home improvement, and to support significant life events such as weddings

•	Credit cards: we offer a wide range of credit cards designed to suit a variety of customers, including balance transfer cards and cards that offer rewards

•

Overdrafts: we also offer arranged overdrafts for customers who have a bank account with us. We evaluate our customers’ circumstances to decide how much they can borrow. In other cases, a customer may have overdrawn their bank account without arranging it with us first.

For both Consumer (auto) finance and Other unsecured lending, we maintain rigorous credit scoring and affordability assessment criteria that we monitor and report regularly. There were no significant changes to our risk policy or appetite in these portfolios. This approach continued to result in stable, good credit quality consumer credit portfolios.

We use a combination of internal, Credit Reference Agency and application data in our credit assessments. Scorecards supported by policy rules give us confidence that customers are creditworthy and can afford their repayments. We closely monitor and manage the performance of our consumer credit portfolios using a range of data that includes portfolio and key segments performance, macroeconomic indicators and customer risk data. Nonetheless, we are not complacent about the prospect for future risk events and are always looking at ways to strengthen our approach.

Credit performance

		Other unsecured
2018	Consumer (auto) finance £m	Personal loans £m	Credit cards £m	Overdrafts £m	Total other unsecured £m	Total £m
Loans and advances to customers of which:	7,347	2,182	2,865	593	5,640	12,987
– Stage 1	6,950	2,113	2,560	422	5,095	12,045
– Stage 2	354	48	256	144	448	802
– Stage 3	43	21	49	27	97	140

NPLs(1)	43	16	49	22	87	130

Loss allowances	85	47	112	61	220	305

Stage 3 ratio(2)	0.59%				1.72%	1.08%
NPL ratio(3)	0.59%				1.54%	1.00%
Gross write-offs	24				125	149
(1) We define NPLs in the ‘Credit risk management’ section. (2) Stage 3 as a percentage of loans and advances to customers. (3) NPLs as a percentage of loans and advances to customers.
		Other unsecured
2017	Consumer (auto) finance £m	Personal loans £m	Credit cards £m	Overdrafts £m	Total other unsecured £m	Total £m
Loans and advances to customers of which:	6,957	2,169	2,444	565	5,178	12,135
– Performing(1)	6,861	2,129	2,377	516	5,022	11,883
– Early arrears	62	24	19	25	68	130
– NPLs(2)	34	16	48	24	88	122

Loss allowances	77	44	62	29	135	212

NPL ratio(3)	0.49%				1.69%	1.00%
Gross write-offs	32				120	152

(1)	Excludes loans and advances to customers where the customer did not pay for between 0 and 90 days and NPLs.
(2)	We define NPLs in the ‘Credit risk management’ section.
(3)	NPLs as a percentage of loans and advances to customers.

At 31 December 2018, the average consumer finance loan size was £11,400 (2017: £12,500) and the NPL ratio increased slightly to 0.59% (2017: 0.49%). The average unsecured loan and credit card balances in 2018 were broadly stable at £9,500 (2017: £9,300) and £1,500 (2017: £1,200), respectively.

Loan modifications

The following table provides information on financial assets that were forborne while they had a loss allowance measured at an amount equal to lifetime ECL.

	Credit cards £m	Overdrafts £m	Total other unsecured £m
Financial assets modified during the period:
– Amortised cost before modification	26	17	43
– Net modification loss	12	8	20
Financial assets modified since initial recognition:
– Gross carrying amount of financial assets for which the ECL allowance has changed to 12-month measurement during the year	2	3	5

Forbearance

The balances at 31 December 2018 and 2017 were:

		Other unsecured
	Consumer (auto) finance £m	Personal loans £m	Credit cards £m	Overdrafts £m	Total other unsecured £m	Total £m
2018	—	—	53	26	79	79
– Stage 2	—	—	10	7	17	17
– Stage 3	—	—	43	19	62	62
2017	—	1	48	28	77	77

2018 compared to 2017 (unaudited)

We maintained our prudent Consumer (auto) finance underwriting criteria through the year. The product mix was broadly unchanged in the year. This reflected underlying stability in target market segments, product pricing and distribution strategy. There was a slight shift in the year from new car loans into second hand (used) car loans, both reflecting reduced consumer confidence linked to the underlying economic uncertainty in the UK and a reduction in new car registrations in the UK, driven by manufacturer strategic supply plans for the UK and Europe.

At 31 December 2018, Consumer (auto) finance balances represented 4% (2017: 4%) of our total Retail Banking loans and 4% (2017: 3%) of total customer loans. In 2018, Consumer (auto) finance balances increased by £390m (6%) on 2017. In 2018, Consumer (auto) finance gross lending (new business) was £3,444m (2017: £3,133m). Wholesale loans (Stock finance) to car dealerships at 31 December 2018 were approximately 18% of the Consumer loan book, an increase of £124m on 2017. NPLs remain within Risk Appetite limit, increasing to £43m (2017: £34m). The portfolio continues to perform satisfactorily with the overall risk profile remaining broadly stable.

Other unsecured lending increased in 2018, with credit cards growth of £421m which was ahead of the market.

Forbearance levels were broadly stable in 2018.

BUSINESS BANKING

We provide business banking services through the Santander Business franchise to small businesses with a turnover of up to £6.5m per annum. Our risk management is tailored to the complexity of the customer and their product holdings.

We review applications from customers who have more straightforward borrowing needs and lower debt exposures on an automated basis. We do this by using an application scorecard to ensure an efficient customer journey, combined with a cost-effective credit decisioning process. Post approval, we review revolving credit facilities each year to ensure the customer’s facilities remain appropriate for their financial circumstances. We perform a full manual underwriting process for applications from customers who have more complex borrowing needs or who wish to borrow larger amounts. This is due to the levels of credit exposure and other considerations, such as the need for security to support the facilities requested. In line with our risk management framework and standard policies for this more complex segment, we review exposures above certain values and relating to certain product types at least each year, or more often where the borrower shows signs of financial distress.

Our aim is to help businesses prosper through the provision of Simple, Personal and Fair banking solutions to existing, new and prospective customers. We believe in building lasting relationships and take time to understand our customers’ banking needs. This sets us apart from others as, no matter how small or large a business, we have people available in our branch network and our CBCs to provide a face-to-face relationship management service to our customers.

In order to improve our offering in the business current account market, we recently launched our innovative 1I2I3 Business Current Account. This is the only business current account in the market to offer regular cashback to businesses. By basing the cashback on business turnover, we are incentivising and rewarding business growth. Start-ups and switching businesses benefit from a reduced monthly fee for 12 months and, as part of our 1I2I3 Business World, customers have access to preferential loan and deposit rates. In this way, we continue to support new businesses at an important time in their lifecycle.

We aim to support businesses with all their financial needs through our range of lending products from overdrafts and credit cards, to invoice finance and asset finance.

Credit performance

	2018 £m	2017 £m
Loans and advances to customers of which:	1,802	1,912
– Stage 1	1,548
– Stage 2	165
– Stage 3	89
– Performing(1)		1,793
– Early arrears		4
– NPLs(2)	89	115

Loss allowances(3)	53	54

Stage 3 ratio(4)	4.94%
NPL ratio(5)	4.94%	6.01%
Gross write offs	15	21

(1)	Excludes loans and advances to customers where the customer did not pay for between 0 and 90 days and NPLs.
(2)	We define NPLs in the ‘Credit risk management’ section.
(3)	Loss allowances for 2017 were on an incurred loss basis per IAS 39, whilst for 2018 they are on an ECL basis per IFRS 9.
(4)	Stage 3 as a percentage of loans and advances to customers.
(5)	NPLs as a percentage of loans and advances to customers.

Loan modifications

The following table provides information on financial assets that were forborne while they had a loss allowance measured at an amount equal to lifetime ECL.

£m
Financial assets modified during the period:
– Amortised cost before modification	14
– Net modification loss	1
Financial assets modified since initial recognition:
– Gross carrying amount of financial assets for which the ECL allowance has changed to 12-month measurement during the year	3

Forbearance

The balances at 31 December 2018 and 2017 were:

£m
2018	74
– Stage 2	20
– Stage 3	54
2017	85

Credit risk – other business segments

Overview

In Corporate & Commercial Banking, we are exposed to credit risk through providing overdraft, loan, invoice discounting, trade finance, asset finance and treasury products. We offer bank accounts and cash transmission services to further support clients.

In Corporate & Investment Banking, we are mainly exposed to credit risk through lending and selling treasury products to large corporates.

In 2018, we sold our treasury market activities, and the Crown Dependencies branches as part of our ring-fencing implementation. For more, see Note 43 to the Consolidated Financial Statements.

In Corporate Centre, our exposures come from asset and liability management of our balance sheet and our non-core and Legacy Portfolios in run-off.

Credit risk management

In this section, we explain how we manage and mitigate credit risk.

Credit risk review

In this section, we analyse our credit risk exposures and how they are performing. We also focus on forbearance and portfolios of particular interest.

Our main portfolios are:

Corporate & Commercial Banking	Corporate & Investment Banking	Corporate Centre

•  SME and mid corporate – banking, lending and treasury services mainly to enterprises with an annual turnover of up to £500m.

•  Commercial Real Estate – lending to experienced, professional landlords mainly secured by tenanted UK property in the office, retail, industrial and residential sub-sectors.

•  Social Housing – lending and treasury services for UK housing association groups secured by tenanted UK residential property. Borrowers are mainly charitable entities and registered with the appropriate regulator for the part of the UK in which they operate.

•  Sovereign and Supranational – securities issued by local and central governments, and government guaranteed counterparties.

•  Large Corporate – loans and treasury products for large corporates to support their working capital and liquidity needs.

•  Financial Institutions – mainly derivatives, repurchase and reverse repurchase transactions (known as repos and reverse repos), and stock borrowing/lending.

•  Sovereign and Supranational – securities issued by local and central governments, and government guaranteed counterparties. We hold them to help meet our liquidity needs.

•  Structured Products – we have two portfolios. The ALCO portfolio is high quality assets, chosen for diversification and liquidity. The Legacy Treasury asset portfolio is mainly asset-backed securities.

•  Social Housing – legacy Social Housing loans that do not fit with our strategy.

•  Legacy Portfolios in run-off – assets from acquisitions that do not fit with our strategy. These include some commercial mortgages.

•  Derivatives – older total return swaps we held for liquidity, that we are running down.

•  Crown Dependencies – mainly residential mortgages to individuals in Jersey and the Isle of Man.

The segmental basis of presentation in this Annual Report has been changed, and the prior periods restated, to report our Jersey and Isle of Man branches in Corporate Centre rather than in Retail Banking as in previous years, as a result of their transfer from Santander UK plc to ANTS in 2018. See Note 2 for more information.

OTHER BUSINESS SEGMENTS – CREDIT RISK MANAGEMENT

LOGO

In Corporate & Commercial Banking, we classify most of our customers as non-standardised. We also have SME customers, which we mainly classify as standardised as it is a high volume portfolio with smaller exposures. In CIB and Corporate Centre, we classify all our customers as non-standardised, except for the commercial mortgages in our Legacy Portfolios in run-off.

We set out how we manage the credit risk on our standardised customers in the previous section ‘Credit risk – Retail Banking’. We manage the credit risk on our standardised customers in Corporate & Commercial Banking and Corporate Centre in the same way, except that we do not use scorecards or credit reference agencies. In the rest of this section, we explain how we manage the credit risk on our non-standardised customers.

1. Risk strategy and planning

For details of how we set risk strategy and plans, see the ‘Santander UK group level – credit risk management’ section. For treasury products, we take credit risk up to limits for each client. We control, manage and report risks on a counterparty basis, regardless of which part of our business takes the risk.

2. Assessment and origination

We do a thorough risk assessment to make sure customers can meet their obligations before we approve a credit application. We do this mainly by assigning each customer a credit rating, using our internal rating scale (see ‘Credit quality’ in ‘Santander UK group level – credit risk review’ section). To do this, we look at the customer’s financial history and trends in the economy – backed up by the expert judgement of a risk analyst. We review our internal ratings at least every year. We also assess the underlying risk of the transaction, taking into account any mitigating factors (see the following tables) – and how it fits with our risk policies, limits and Risk Appetite, as set by the Board. We consider transactions in line with credit limits approved by the relevant credit authority. Our Executive Credit Approval Committee is responsible for setting those limits. In CIB and Corporate Centre, a specialist analyst usually reviews a transaction at the start and over its life. They base their review on the financial strength of the client, its position in its industry, and its management strengths.

Credit risk mitigation

The types of credit risk mitigation, including collateral, across each of our portfolios are as follows.

Corporate & Commercial Banking:

Portfolio	Description
SME and mid corporate

Includes secured and unsecured lending. We can use covenants (financial or non-financial) to support a customer’s credit rating. For example, we can set limits on how much they can spend or borrow, or how they operate as a business. We can take mortgage debentures as collateral. These are charges over a company’s assets. We can also take guarantees, but we do not treat them as collateral, and we do not put a cash value on them unless they are secured against a tangible asset. If a customer defaults, we will work with them to consider debt restructuring options. We generally do not take control of their assets except when restructuring options have been exhausted or to protect our position in relation to third party claims. In this case, we might appoint an administrator.

We also lend against assets (like vehicles and equipment) and invoices for some customers. For assets, we value them before we lend. For invoices, we review the customer’s ledgers regularly and lend against debtors that meet agreed criteria. If the customer defaults, we repossess and sell their assets or collect on their invoices.

Commercial Real Estate	We take a first legal charge on commercial property as collateral. The loan is subject to strict criteria, including the property condition, age and location, tenant quality, lease terms and length, and the sponsor’s experience and creditworthiness. Before agreeing the loan, we visit the property and get an independent professional valuation which assesses the property, the tenant and future demand (such as comparing market rent to current rent). Loan agreements typically allow us to get revaluations every two to three years, or more often if it is likely covenants may be breached, and to view the property each year.

Social Housing	We take a first legal charge on portfolios of residential real estate owned and let by UK Housing Associations as collateral, in most cases. We revalue this every three to five years (in line with industry practice), using the standard methods for property used for Social Housing. The value would be considerably higher if we based it on normal residential use. On average, the loan balance is 25% to 50% of the implied market value, using our LGD methodology. We have not had a default, loss or repossession on Social Housing. Older Social Housing loans that do not fit our current business strategy are managed and reported in Corporate Centre.

Corporate & Investment Banking:
Portfolio	Description
Sovereign and Supranational	In line with market practice, there is no collateral against these assets.

Large Corporate	Most of these loans and products are unsecured, but we attach covenants to our credit agreements. We monitor whether borrowers keep in line with them so we detect any financial distress early. We also have a small structured finance portfolio, where we hold legal charges over the assets we finance.

Financial Institutions

We use standard legal agreements to reduce credit risk on derivatives, repos and reverse repos, and stock borrowing/lending. We also hold collateral and trade through central counterparties (CCPs) to reduce risk.

Netting – We use netting agreements where they have legal force – mainly in the UK, the rest of Europe and the US. This means that if a counterparty defaults, we can legally offset what we owe them and what they owe us, and settle the net amount. However, netting arrangements often do not mean we can offset assets and liabilities for accounting purposes, as transactions are usually settled on a gross basis. In line with market practice, we use standard legal agreements. For derivatives, we use ISDA Master Agreements; for repos and reverse repos, we use Global Master Repurchase Agreements; and for stock borrowing/lending and other securities financing, we use Global Master Securities Lending Agreements.

Collateral – We use the Credit Support Annex with the ISDA Master Agreement. This gives us collateral for our net exposures. The collateral can be cash, securities or equities. For stock borrowing/lending and repos and reverse repos, it includes high quality liquid debt securities and highly liquid equities listed on major developed markets. We revalue our exposures and collateral daily, adjusting the collateral to reflect deficits or surpluses. We have processes to control how we value and manage collateral, including documentation reviews and reporting. Collateral has to meet our‘eligible collateral, haircuts and margining’ policy which controls the quality and how much of any one kind of collateral we can hold. That gives us confidence we will be able to cash in the collateral if a client defaults. We have these controls for equities and debt securities. The collateral held for reverse repos is worth at least 100% of our exposure.

CCPs – These are intermediaries between a buyer and a seller – generally a clearing house. We use CCPs as a way to reduce counterparty credit risk in derivatives.

Corporate Centre:

Portfolio	Description
Sovereign and Supranational	In line with market practice, there is no collateral against these assets.

Structured Products	These are our ALCO and Legacy Treasury asset portfolios. These assets are unsecured, but benefit from senior positions in the creditor hierarchy. Their credit rating reflects the over-collateralisation in the structure, and the assets that underpin their cash flows and repayment schedules. We use a detailed expected cash flow analysis to assess the portfolios and we consider the structure and assets backing each individual security.

Social Housing	We manage the risk on this portfolio in the same way as for the Social Housing portfolio in Corporate & Commercial Banking.

Legacy Portfolios in run-off

We often hold collateral through a first legal charge over the underlying asset or cash.

We get independent third party valuations on fixed charge security like aircraft or ships in line with industry guidelines. We then decide if we need to set up an impairment loss allowance. To do that, we bear in mind:

•  The borrower’s ability to generate cash flow

•  The age of the assets

•  Whether the loan is still performing satisfactorily

•  Whether or not the reduction in value is likely to be temporary

•  Whether there are other ways to solve the problem.

Where a borrower gets into difficulty we look to dispose of the collateral, either with agreement or through the insolvency process. We do this as early as possible, to minimise any loss. We rarely take ownership of collateral.

Derivatives	We manage the risk on this portfolio in the same way as for the derivatives in CIB.

Crown Dependencies	We managed the risk on this portfolio in the same way as for mortgages in Retail Banking. This portfolio was sold in 2018.

3. Monitoring

We regularly monitor and report our credit risk by portfolio, segment, industry, location and customer. We give our ERCC a detailed analysis of our credit exposures and risk trends every month. We also report our larger exposures and risks to the Board Risk Committee every month.

Our Watchlist

We also use a Watchlist to help us identify potential problem debt early. Just because a customer is on our Watchlist does not mean they have defaulted. It just means that something has happened that has increased the probability of default. There are several reasons we might put customers on this list. For example, if they suffer a downturn in trade, breach a covenant, lose a major contract, slip into early arrears, or their key management resign. Whatever the trigger, we review the case to assess the potential financial impact.

We classify Watchlist cases as:

•	Enhanced monitoring: for less urgent cases. If they are significant, we monitor them more often

•

Proactive management: for more urgent or serious cases. We may take steps to restructure debt including extending the term, taking more collateral, agreeing a lower credit limit or seeking repayment of the loan through refinancing or other means.

We assess cases on the Watchlist for impairment collectively, unless they are in the hands of our Restructuring & Recoveries team at which point we assess them individually. If a case transfers to Stage 3 (previously, becomes NPL), we take it off the Watchlist and assess it for impairment individually.

When a customer is included in enhanced monitoring, we do not consider that it has suffered a SICR for ECL purposes, so it remains in Stage 1 for purposes of our loss allowance calculations. When a customer is included in proactive management, we consider that it has suffered a SICR. This means we transfer it to Stage 2 and subject it to a lifetime ECL assessment to calculate the new loss allowance. We take into account any forbearance we offer. This includes whether any extra security or guarantees are available, the likelihood of more equity and the potential to enhance value through asset management.

In Corporate & Commercial Banking, as part of our annual review process, for CRE loans approaching maturity, we look at the prospects of refinancing the loan on current market terms and applicable credit policy. Where this seems unlikely, we put the case on our Watchlist.

In CIB and Corporate Centre, we monitor the credit quality of our portfolios of treasury products daily. We use both internal and third-party data to detect any potential credit deterioration.

4. Arrears management

We identify problem debt by close monitoring, supported by our Watchlist process. When there is a problem, our relationship managers are the first to act, supported by the relevant credit risk expert. If a case becomes more urgent or needs specialist attention, and if it transfers to Stage 3 (previously, to NPL), we transfer it to our Restructuring & Recoveries team.

We aim to act before a customer actually defaults (to prevent it, if possible). The strategy we use depends on the type of customer, their circumstances and the level of risk. We use restructuring and rehabilitation tools to try to help our customers find their own way out of financial difficulty and agree on a plan that works for both of us.

We aim to identify warning signs early by monitoring customers’ financial and trading data, checking to make sure they are not breaching any covenants, and by having regular dialogue with them. We hold regular Watchlist meetings to agree a strategy for each portfolio.

Our Restructuring & Recoveries team attend these meetings for CIB cases and a quarterly forum for other cases, and we may hand over more serious cases to them.

5. Debt recovery

Consensual arrangements

Where we cannot find a solution like any of the ones we describe above, we look for an exit. If we can, we aim to do this by agreeing with the borrower that they will sell some or all of their assets on a voluntary basis or agreeing to give them time to refinance their debt with another lender.

Enforcement and recovery

Where we cannot find a way forward or reach a consensual arrangement, we consider recovery options. This can be through:

•	The insolvency process

•	Enforcing over any collateral

•	Selling the debt on the secondary market

•	Considering other legal action available to recover what we are owed from debtors and guarantors.

If there is a shortfall, we write it off against loss allowances we hold, once the sale has gone through. In certain very rare instances we may act as mortgagee in possession of assets held as collateral against non-performing commercial lending. In such cases the assets are carried on our balance sheet and are classified according to our accounting policies.

Loan modifications

Forbearance

If a customer is having financial difficulty, we will work with them before they actually default to see if the difficulty can be addressed through forbearance. Their problems might be clear from the results of covenant testing, reviews of trading and other data they give us under the terms of their loan or as part of our ongoing conversations with them.

We may offer the following types of forbearance. We only do this if our assessments indicate the customer can meet the revised payments:

Action	Description
Term extension	We can extend the term of the loan. At a minimum, we expect the customer to be able to pay the interest in the short-term and have a realistic chance of repaying the full balance in the long-term. We may offer this option if the customer is up-to-date with their payments, but showing signs of financial difficulties. We may also offer this option where the loan is about to mature and near-term refinancing is not possible on market terms.

Interest-only	We can agree to let a customer pay only the interest on the loan for a short time – usually less than a year. We only agree to this if we believe their financial problems are temporary and they are going to recover. After the interest-only period, we expect the customer to go back to making full payments of interest and capital once they are in a stronger financial position. We regularly look at the customer’s financial situation to see when they can afford to do that.

Other payment rescheduling (including capitalisation)

If a customer is having cash flow issues, we may agree to lower or stop their payments until they have had time to recover. We may:

•  Reschedule payments to better match the customer’s cash flow – for example if the business is seasonal

•  Provide a temporary increase in facilities to cover peak demand ahead of the customer’s trading improving.

We might do this by adding their arrears to their loan balance (we call this arrears capitalisation) or drawing from an overdraft. We may also offer other types of forbearance, including providing new facilities, interest rate concessions, seasonal profiling and interest roll-up. In rare cases, we agree to forgive or reduce part of the debt.

Other forms of debt management

When customers are in financial difficulty we can also manage debt in other ways, depending on the facts of the specific case:

Action	Description
Waiving or changing covenants	If a borrower breaks a covenant, we can either waive it or change it, taking their latest and future financial position into account. We may also add a condition on the use of any surplus cash (after operating costs) to pay down their debt to us.

Asking for more collateral or guarantees	If a borrower has unencumbered assets, we may accept new or extra collateral in return for revised financing terms. We may also take a guarantee from other companies in the same group and/or major shareholders. We only do this where we believe the guarantor will be able to meet their commitment.

Asking for more equity	Where a borrower can no longer pay the interest on their debt, we may accept fresh equity capital from new or existing investors to change the capital structure in return for better terms on the existing debt.

Risk measurement and control

We measure the credit risk on treasury products by adding their potential future exposure to market movements over their lives to their fair value. Then we add it to any other exposure and measure the total against our credit limits for each client.

We assess our loss allowances regularly and have them independently reviewed. We look at a number of factors, including the:

•	Cash flow available to service debt

•	Value of collateral, based on third-party professional valuations.

OTHER BUSINESS SEGMENTS – CREDIT RISK REVIEW

Movement in total exposures and the corresponding ECL

The following tables show changes in total exposures and ECL in the year. The footnotes to the Santander UK group level table on page 72 also apply to these tables.

	Non–credit impaired				Credit impaired
	Stage 1 Subject to 12–month ECL		Stage 2 Subject to lifetime ECL		Stage 3 Subject to lifetime ECL		Total
Corporate & Commercial Banking	Exposures(1) £m	ECL £m	Exposures(1) £m	ECL £m	Exposures(1) £m	ECL £m	Exposures(1) £m	ECL £m
At 1 January 2018	22,417	43	866	33	388	173	23,671	249

Change in economic scenarios(2)	—	5	—	(3)	—	—	—	2

Transfer to lifetime ECL (not–credit impaired)(3)	(670)	(3)	670	3	—	—	—	—
Transfer to credit impaired(3)	(41)	—	(31)	(1)	72	1	—	—
Transfer to 12–month ECL(3)	200	8	(200)	(8)	—	—	—	—
Transfer from credit impaired(3)	2	1	2	1	(4)	(2)	—	—

Transfers of financial instruments	(509)	6	441	(5)	68	(1)	—	—

Net remeasurement of ECL on stage transfer(4)	—	(7)	—	10	—	18	—	21
New assets originated or purchased (5)	9,115	12	281	5	3	1	9,399	18
Other(6)	879	(3)	(58)	(3)	(2)	37	819	31
Assets derecognised – closed good (7)	(10,569)	(19)	(304)	(5)	(76)	(18)	(10,949)	(42)
Assets derecognised – written off (7)	—	—	—	—	(105)	(97)	(105)	(97)

At 31 December 2018	21,333	37	1,226	32	276	113	22,835	182

Net movement in the year	(1,084)	(6)	360	(1)	(112)	(60)	(836)	(67)

Charge/(release) to the Income Statement		(6)		(1)		37		30

Recoveries net of collection costs		—		—		(7)		(7)

Income statement charge/(release) for the year		(6)		(1)		30		23

Corporate & Investment Banking	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2018	26,583	16	109	—	372	242	27,064	258

Changes to model	—	—	—	—	—	(9)	—	(9)

Transfer to lifetime ECL (not–credit impaired)(3)	(2)	—	2	—	—	—	—	—

New assets originated or purchased(5)	35,926	4	133	3	—	—	36,059	7
Other(6)	(2,306)	(1)	83	1	(47)	29	(2,270)	29
Assets derecognised – closed good (7)	(18,817)	(14)	(193)	(1)	—	—	(19,010)	(15)
Assets derecognised – written off (7)	—	—	—	—	(299)	(252)	(299)	(252)

At 31 December 2018	41,384	5	134	3	26	10	41,544	18

Net movement in the year	14,801	(11)	25	3	(346)	(232)	14,480	(240)

Charge/(release) to the Income Statement		(11)		3		20		12

Recoveries net of collection costs		—		—		2		2

Income statement charge/(release) for the year		(11)		3		22		14

Corporate Centre	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2018	57,155	7	250	4	20	8	57,425	19

Change in economic scenarios(2)	—	1	—	—	—	—	—	1

Transfer to lifetime ECL (not–credit impaired)(3)	(111)	(1)	111	1	—	—	—	—
Transfer to credit impaired(3)	—	—	(4)	—	4	—	—	—
Transfer to 12–month ECL(3)	133	3	(133)	(3)	—	—	—	—
Transfer from credit impaired(3)	—	—	3	1	(3)	(1)	—	—

Transfers of financial instruments	22	2	(23)	(1)	1	(1)	—	—

Net remeasurement of ECL on stage transfer(4)	—	(2)	—	—	—	1	—	(1)
New assets originated or purchased(5)	7,526	1	2	—	2	1	7,530	2
Other(6)	(14,626)	(2)	(6)	—	3	1	(14,629)	(1)
Assets derecognised – closed good (7)	(4,943)	(2)	(92)	—	(8)	(2)	(5,043)	(4)
Assets derecognised – written off (7)	—	—	—	—	(3)	(3)	(3)	(3)

At 31 December 2018	45,134	5	131	3	15	5	45,280	13

Net movement in the year	(12,021)	(2)	(119)	(1)	(5)	(3)	(12,145)	(6)

Charge/(release) to the Income Statement		(2)		(1)		—		(3)

Recoveries net of collection costs		—		—		(4)		(4)

Income statement charge/(release) for the year		(2)		(1)		(4)		(7)

2018 compared to 2017 (unaudited)

Non trading reverse repurchase agreements increased to £21,127m at 31 December 2018 (2017: £2,614m), which reflected the revised classification of the majority of our permitted non trading reverse repurchase agreements at amortised cost in line with our ring-fenced business model. We report reverse repurchase agreements in CIB and the movement in the year is reported in the ‘New assets originated or purchased’ and ‘Assets derecognised – closed good’ lines above.

Cash and balances at central banks, which are reported in Corporate Centre, decreased by £13,024m to £19,747m at 31 December 2018 (2017: £32,771m). This movement is reported in the ‘Other’ line above. For more, see the Balance sheet review in the ‘Financial review’ section.

Committed exposures

Credit risk arises on both asset balances and off–balance sheet transactions such as guarantees. As a result, committed exposures are typically higher than asset balances. However, committed exposures can be smaller than the asset balances on the balance sheet due to netting. We show Sovereigns and Supranationals net of short positions and Large Corporate reverse repurchase agreement exposures are shown net of repurchase agreement liabilities and include OTC derivatives. In addition, the derivative and other treasury product exposures (which are classified as ‘Financial Institutions’) shown are also typically lower than the asset balances. This is because we show our overall risk exposure which takes into account our procedures to mitigate credit risk. The asset balances on our balance sheet only reflect the more restrictive netting permitted by IAS 32.

Rating distribution

These tables show our credit risk exposure according to our internal rating scale (see ‘Credit quality’ in the ‘Santander UK group level – credit risk review’ section) for each portfolio. On this scale, the higher the rating, the better the quality of the counterparty.

	Santander UK risk grade
2018	9 £m	8 £m	7 £m	6 £m	5 £m	4 £m	3 to 1 £m	Other(1) £m	Total £m
Corporate & Commercial Banking
SME and mid corporate	—	—	66	1,745	5,749	3,426	886	36	11,908
Commercial Real Estate	—	—	—	302	4,564	1,846	31	—	6,743
Social Housing	680	3,899	138	—	—	2	24	—	4,743

	680	3,899	204	2,047	10,313	5,274	941	36	23,394

Corporate & Investment Banking
Sovereign and Supranational	393	3,807	—	—	—	—	—	—	4,200
Large Corporate	12	3,187	5,535	6,361	888	3	78	—	16,064
Financial Institutions	836	1,355	1,479	76	—	—	—	—	3,746

	1,241	8,349	7,014	6,437	888	3	78	—	24,010

Corporate Centre
Sovereign and Supranational	30,074	91	—	1	—	—	—	—	30,166
Structured Products	2,431	2,062	318	24	—	—	—	—	4,835
Social Housing	1,377	2,839	76	43	—	—	—	—	4,335
Legacy Portfolios in run–off(2)	—	—	—	203	35	137	126	357	858
Derivatives	—	147	—	—	—	—	—	—	147

	33,882	5,139	394	271	35	137	126	357	40,341

Total	35,803	17,387	7,612	8,755	11,236	5,414	1,145	393	87,745

Of which:
Stage 1	35,803	17,387	7,612	8,682	10,788	4,772	521	377	85,942
Stage 2	—	—	—	73	448	635	318	16	1,490
Stage 3	—	—	—	—	—	7	306	—	313

2017
Corporate & Commercial Banking
SME and mid corporate	—	—	259	2,183	5,402	3,574	998	214	12,630
Commercial Real Estate	—	—	—	395	6,135	2,014	60	2	8,606
Social Housing	499	2,600	171	—	—	—	4	—	3,274

	499	2,600	430	2,578	11,537	5,588	1,062	216	24,510

Corporate & Investment Banking
Sovereign and Supranational	590	3,321	444	—	—	—	—	—	4,355
Large Corporate	260	2,979	8,391	8,879	573	2	355	—	21,439
Financial Institutions	2,362	1,463	2,494	33	103	—	—	—	6,455

	3,212	7,763	11,329	8,912	676	2	355	—	32,249

Corporate Centre
Sovereign and Supranational	44,477	18	—	—	—	—	—	—	44,495
Structured Products	2,487	1,560	300	32	—	—	—	—	4,379
Social Housing	1,841	3,641	451	43	—	—	—	—	5,976
Legacy Portfolios in run–off(2)	—	—	1	359	104	124	37	400	1,025
Derivatives	—	212	—	—	—	—	—	—	212
Crown Dependencies	13	36	115	71	13	8	6	—	262

	48,818	5,467	867	505	117	132	43	400	56,349

Total	52,529	15,830	12,626	11,995	12,330	5,722	1,460	616	113,108

(1)	Smaller exposures mainly in the commercial mortgage portfolio. We use scorecards for them, instead of a rating model.
(2)	Commercial mortgages and residual structured and asset finance loans (shipping, aviation, and structured finance).

Geographical distribution

We typically classify geographical location according to the counterparty’s country of domicile unless a full risk transfer guarantee is in place, in which case we use the guarantor’s country of domicile instead.

	2018					2017
	UK £m	Europe £m	US £m	Rest of World £m	Total £m	UK £m	Europe £m	US £m	Rest of World £m	Total £m
Corporate & Commercial Banking
SME and mid corporate	11,833	74	—	1	11,908	12,513	116	1	—	12,630
Commercial Real Estate	6,743	—	—	—	6,743	8,606	—	—	—	8,606
Social Housing	4,743	—	—	—	4,743	3,274	—	—	—	3,274

	23,319	74	—	1	23,394	24,393	116	1	—	24,510

Corporate & Investment Banking
Sovereign and Supranational	—	393	—	3,807	4,200	—	1,032	1	3,322	4,355
Large Corporate	13,080	2,752	124	108	16,064	17,430	3,699	111	199	21,439
Financial Institutions	1,216	1,878	174	478	3,746	3,102	2,121	614	618	6,455

	14,296	5,023	298	4,393	24,010	20,532	6,852	726	4,139	32,249

Corporate Centre
Sovereign and Supranational	26,154	1,409	960	1,643	30,166	35,659	1,514	6,091	1,231	44,495
Structured Products	2,574	1,139	—	1,122	4,835	2,086	1,217	—	1,076	4,379
Social Housing	4,335	—	—	—	4,335	5,976	—	—	—	5,976
Legacy Portfolios in run–off	744	—	—	114	858	909	—	—	116	1,025
Derivatives	—	—	147	—	147	—	63	149	—	212
Crown Dependencies	—	—	—	—	—	262	—	—	—	262

	33,807	2,548	1,107	2,879	40,341	44,892	2,794	6,240	2,423	56,349

2018 compared to 2017 (unaudited)

In Corporate & Commercial Banking, we saw solid lending to trading business customers, offset by active management of our Commercial Real Estate (CRE) portfolio. Committed exposures remained broadly flat. Our CRE portfolio decreased by 21% as we continue to manage our exposure in line with proactive risk management policies. Our Social Housing portfolio increased by 45% driven by refinancing of longer–dated loans, previously managed in Corporate Centre, onto shorter maturities and current market terms.

In CIB, our committed exposures decreased by 26% mainly due to decreases in our Large Corporate and Financial institutions portfolios driven by the transfer of prohibited activity to Banco Santander London Branch as part of ring–fencing. Credit quality was relatively stable overall, mainly driven by the write-offs of Carillion plc and another CIB customer, both of which moved to non-performing in 2017. Sovereign and Supranational exposures decreased by 4%. The portfolio profile remained short-term, reflecting the purpose of the holdings.

In Corporate Centre, committed exposures decreased by 28% mainly driven by our Sovereign and Supranational portfolio as part of normal liquid asset portfolio management. Legacy Portfolios in run–off reduced by 16%. Social Housing exposures also reduced as we continue to refinance longer–dated loans onto shorter maturities and current market terms that we then manage in Corporate & Commercial Banking.

Credit risk mitigation

In Corporate & Commercial Banking, we hold collateral on CRE loans and on our healthcare and hotels portfolios. Credit–impaired loans in these portfolios reduced from 2017, resulting in a decrease in the collateral we held against credit–impaired loans. At 31 December 2018, the collateral we held against credit–impaired loans was 43% (2017: 56%) of the carrying amount of the credit–impaired loan exposures. At 31 December 2018, we held collateral of £69m (2017: £134m) against credit–impaired assets of £276m (2017: £393m).

In CIB, the top 20 clients with derivative exposure made up 85% (2017: 65%) of our total derivative exposure, all of which were banks and CCPs. The weighted–average credit rating was 7.1 (2017: 7.2). At 31 December 2018 and 2017, we held no collateral against credit–impaired loans in the Large Corporate portfolio.

In Corporate Centre, we reduce credit risk in derivatives with netting agreements, collateralisation and the use of CCPs.

At 31 December 2018, we had cash collateral of £265m (2017: £348m) held against our performing Legacy Portfolios in run–off. At 31 December 2018, we held collateral of £10m (2017: £13m) against all credit–impaired loan exposure of £16m (2017: £20m).

Credit performance

We monitor exposures that show potentially higher risk characteristics using our Watchlist process (described in ‘Monitoring’ in the ‘Credit risk management’ section). The table below shows the exposures we monitor, and those we classify as non–performing by portfolio at 31 December 2018 and 2017.

	Committed exposure
		Watchlist
2018	Fully performing £m	Enhanced monitoring £m	Proactive management £m	Non– performing exposure(1) £m	Total(2) £m	Loss allowances(3) £m
Corporate & Commercial Banking
SME and mid corporate	10,350	972	333	253	11,908	160
Commercial Real Estate	6,426	247	47	23	6,743	22
Social Housing	4,626	117	—	—	4,743	—

	21,402	1,336	380	276	23,394	182

Corporate & Investment Banking
Sovereign and Supranational	4,200	—	—	—	4,200	—
Large Corporate	15,304	548	186	26	16,064	18
Financial Institutions	3,746	—	—	—	3,746	—

	23,250	548	186	26	24,010	18

Corporate Centre
Sovereign and Supranational	30,166	—	—	—	30,166	—
Structured Products	4,835	—	—	—	4,835	—
Social Housing	4,313	22	—	—	4,335	—
Legacy Portfolios in run–off	809	26	7	16	858	13
Derivatives	147	—	—	—	147	—

	40,270	48	7	16	40,341	13

Total loss allowances(3)						213

2017
Corporate & Commercial Banking
SME and mid corporate	11,185	815	296	334	12,630	128
Commercial Real Estate	8,254	160	133	59	8,606	27
Social Housing	3,274	—	—	—	3,274	—

	22,713	975	429	393	24,510	155

Corporate & Investment Banking
Sovereign and Supranational	4,355	—	—	—	4,355	—
Large Corporate	20,757	284	8	390	21,439	236
Financial Institutions	6,354	1	100	—	6,455	—

	31,466	285	108	390	32,249	236

Corporate Centre
Sovereign and Supranational	44,495	—	—	—	44,495	—
Structured Products	4,379	—	—	—	4,379	—
Social Housing	5,972	4	—	—	5,976	—
Legacy Portfolios in run–off	977	22	6	20	1,025	6
Derivatives	212	—	—	—	212	—
Crown Dependencies	261	—	—	1	262	—

	56,296	26	6	21	56,349	6

Total observed impairment loss allowances						397
Allowance for IBNO(4)						52

Total loss allowances						449

(1)	Non–performing exposure includes committed facilities and derivative exposures. So it can exceed NPLs which only include on-balance sheet amounts.
(2)	Includes committed facilities and derivatives. We define ‘Enhanced Monitoring’ and ‘Proactive Management’ in the ‘Monitoring‘ section.
(3)	Loss allowances for 2017 were on an incurred loss basis per IAS 39, whilst for 2018 they are on an ECL basis per IFRS 9. The ECL allowance is for both on and off–balance sheet exposures.
(4)	Allowance for IBNO losses as described in Note 1 to the Consolidated Financial Statements.

2018 compared to 2017 (unaudited)

In Corporate & Commercial Banking, the SME and mid corporate portfolio and our CRE portfolio, non-performing exposures (NPEs) reduced, largely due to the workout of a number of smaller loans reaching a conclusion resulting in partial write-offs, without material concentrations across sectors or portfolios. Exposures subject to enhanced monitoring increased due to a social housing case experiencing governance issues plus a small number of CRE cases approaching maturity where repayment or refinance arrangements had yet to be confirmed.

In CIB, Large Corporate exposures subject to enhanced monitoring increased due to a small number of cases that were experiencing performance issues. However, NPEs decreased predominantly due to loan write-offs for Carillion plc and another CIB customer, both of which moved to non–performing in 2017. Financial Institutions exposures subject to proactive monitoring decreased, driven by the transfer of one case to Banco Santander London Branch.

In Corporate Centre, Legacy Portfolios in run–off subject to enhanced monitoring and proactive management remained stable. NPEs reduced driven by continuing exit of the legacy commercial mortgage portfolio.

Loan modifications

The following table provides information on financial assets that were forborne while they had a loss allowance measured at an amount equal to lifetime ECL.

	Corporate & Commercial Banking £m	Corporate & Investment Banking £m	Corporate Centre £m
Financial assets modified during the period:
– Amortised cost before modification	104	—	2
– Net modification loss	10	—	—

Financial assets modified since initial recognition:

– Gross carrying amount of financial assets for which the ECL allowance has changed to 12-month measurement during the year	8	7	4

Forbearance

We only make forbearance arrangements for lending to customers. The balances at 31 December 2018 and 2017, analysed by their staging (2017: payment status) at the year–end and the forbearance we applied, were:

	2018			2017
	Corporate & Commercial Banking £m	Corporate & Investment Banking £m	Corporate Centre £m	Corporate & Commercial Banking £m	Corporate & Investment Banking £m	Corporate Centre(1) £m
Stock:(1)
– Term extension	67	42	—	136	55	—
– Interest–only	112	—	8	152	—	14
– Other payment rescheduling	163	26	10	127	299	13

	342	68	18	415	354	27

Of which:

– Stage 1	43	—	3
– Stage 2	78	42	8
– Stage 3	221	26	7
– NPL				273	347	11
– Performing				142	7	16

	342	68	18	415	354	27

Proportion of portfolio	1.5%	0.3%	2.1%	1.7%	1.1%	2.6%

(1)	We base forbearance type on the first forbearance we applied. Tables only show accounts open at the year–end. Amounts are drawn balances and include off balance sheet balances.

2018 compared to 2017 (unaudited)

In Corporate & Commercial Banking, the cumulative forbearance stock reduced, mainly due to the resolution of NPL cases, and performing cases exiting forbearance according to defined criteria. Forbearance stock also reduced in CIB, following loan written-offs for Carillion plc and another CIB customer. At 31 December 2018, there were only two forborne cases (2017: five cases) in CIB.

PORTFOLIOS OF PARTICULAR INTEREST

Introduction (unaudited)

Some types of lending have higher risk and others stand out for different reasons. In the section below we provide further details of our CRE and Social Housing portfolios.

Product	Description
Commercial Real Estate	The CRE market experienced a challenging environment in the immediate years after the last financial crisis and has previously seen regular cyclical downturns. In addition to the disclosures on the CRE portfolio earlier in this section, we include below more detail on credit performance, LTV analysis, sector analysis, and refinancing risk.

Social Housing

The Social Housing sector in the UK is critical in ensuring the supply of affordable housing across the country. Housing associations now play a prominent role in addressing the UK’s shortage of housing stock across all tenures. The sector benefits from a zero–loss default history aided by its regulated nature. This is a portfolio of particular interest as we hold a significant position in this market. Continued investment in this sector is seen as a direct way to support the UK and, indirectly, the wider community initiatives undertaken by our customers.

We manage and report our Social Housing portfolio in Corporate & Commercial Banking, except for older loans that do not fit our current business strategy, which we manage and report in Corporate Centre. We provide detailed disclosures of our Social Housing portfolios in Corporate & Commercial Banking and Corporate Centre in the sections above. We provide a summary of our total Social Housing portfolio below, to give a Santander UK–wide view.

Commercial Real Estate

Credit performance

The table below shows the main CRE credit performance metrics at 31 December 2018 and 2017

	Customer loans(1) £m	NPLs(2) £m	NPL ratio(3) %	Gross write– offs £m	Loss allowances(4) £m
2018	6,459	29	0.45	23	26
2017	8,144	69	0.85	11	54

(1)

CRE drawn loans in the business banking portfolio of our Retail Banking segment of £257m (2017: £257m) and in the CRE portfolio of our Corporate & Commercial Banking segment of £6,202m (2017: £7,886m).

(2)	We define NPLs in the ‘Credit risk management’ section. All NPLs continue accruing interest.
(3)	NPLs as a percentage of customer loans.
(4)	Loss allowances for 2017 were on an incurred loss basis per IAS 39, whilst for 2018 they are on an ECL basis per IFRS 9. The ECL allowance is for both on and off–balance sheet exposures.

CRE loans written before 2009 totalled £190m (2017: £380m). The pre–2009 loans were written on market terms which, compared with more recent times and following a significant tightening in our lending criteria, included higher original LTVs, lower interest coverage and exposure to development risk, were more generous.

LTV analysis

The table below shows the LTV distribution for our CRE loan stock and NPL stock (based on the drawn balance and our latest estimate of the property’s current value) of the portfolio at 31 December 2018 and 2017.

	2018				2017
	Total stock		NPL stock		Total Stock		NPL stock
Loans and advances to customers	£m	%	£m	%	£m	%	£m	%
<=50%	3,663	56	3	11	4,146	51	6	9
>50–70%	2,039	32	4	14	3,035	37	2	3
>70–100%	47	1	1	3	36	—	1	1
>100% i.e. negative equity	18	—	16	55	52	1	48	70
Standardised portfolio(1)	631	10	5	17	629	8	12	17

Total with collateral	6,398	99	29	100	7,898	97	69	100
Development loans	61	1	—	—	246	3	—	—

	6,459	100	29	100	8,144	100	69	100

(1)	Smaller value transactions, mainly commercial mortgages.

Sector analysis

	2018		2017
Sector	£m	%	£m	%
Office	1,556	24	2,181	27
Retail	1,004	16	1,389	17
Industrial	888	14	1,176	14
Residential	927	14	1,001	12
Mixed use	932	14	1,146	14
Student accommodation	123	2	133	2
Hotels and leisure	309	5	304	4
Other	89	1	185	2
Standardised portfolio(1)	631	10	629	8

	6,459	100	8,144	100

(1)	Smaller value transactions, mainly commercial mortgages.

The CRE portfolio is well diversified across sectors, with no significant regional or single name concentration, representing 27% (2017: 30%) of our total lending to corporates and 3% (2017: 4%) of total customer loans. At 31 December 2018, the LTV profile of the portfolio remained conservative with £5,702m (2017: £7,181m) of the non–standardised portfolio assets at or below 70% LTV.

Loans with development risk were only 1% (2017: 3%) of the total CRE portfolio. Development lending is typically on a non–speculative basis with significant pre–lets and/or pre–sales in place. The average loan balance at 31 December 2018 was £3.2m (2017: £4.7m) and the top ten exposures made up 11% (2017: 10%) of the total CRE portfolio exposure.

Refinancing risk

At 31 December 2018, CRE loans of £1,144m (2017: £1,090m) were due to mature within 12 months. Of these, £30m, i.e. 3% (2017: £59m, i.e. 5%) had an LTV ratio higher than is acceptable under our current credit policy. At 31 December 2018, £10m of this (2017: £53m) had been put on our Watchlist or recorded as Stage 3 and NPL, and had an impairment loss allowance of £5m (2017: £27m).

2018 compared to 2017 (unaudited)

In our CRE portfolio, customer loans decreased by 21% as we continue to manage our exposure in line with proactive risk management policies. In 2018, we maintained a prudent lending approach, with no new business written above 70% LTV (2017: nil) and all new business (2017: 91%) written at or below 60% LTV. The weighted average LTV on the CRE portfolio was 47% (2017: 48%).

Exposures subject to enhanced monitoring increased to £247m (2017: £160m). Exposures subject to proactive management decreased by 65% to £47m (2017: £133m) largely driven by a number of successful exits. Non–performing exposures reduced by 61% to £23m (2017: £59m). CRE credit quality remained good with the improvement in the NPL ratio to 0.45% (2017: 0.85%) reflecting loan write-offs.

Social Housing

We manage and report our Social Housing portfolio in Corporate & Commercial Banking, except for older Social Housing loans that do not fit our current business strategy, which we manage and report in Corporate Centre. We provide detailed disclosures of our Social Housing portfolios in Corporate & Commercial Banking and Corporate Centre in the sections above. At 31 December 2018 and 2017, our total Social Housing exposure in Corporate & Commercial Banking and Corporate Centre was:

	2018		2017
	On-balance sheet £m	Total exposure £m	On-balance sheet £m	Total exposure £m
Corporate & Commercial Banking	2,844	4,743	2,118	3,274
Corporate Centre	3,780	4,335	5,060	5,976

	6,624	9,078	7,178	9,250